                                                                   Exhibit 10.15










                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Exhibits:
--------
Exhibit "A"     Eligible States..............................................A-1
Exhibit "B"     Facility Commitments of the Banks............................B-1
Exhibit "C"     Form of Promissory Note......................................C-1
Exhibit "D"     Permitted Encumbrances.......................................D-1
Exhibit "E"     Borrowing Base Certificate...................................E-1
Exhibit "F"     Disclosure Schedule..........................................F-1
Exhibit "G"     Forms of Premium Finance Agreements..........................G-1
Exhibit "H"     Compliance Certificate.......................................H-1

                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

         THIS EIGHTH AMENDED AND RESTATED LOAN AGREEMENT ("Loan Agreement") is made as of the 31st day of October, 2002, by and among DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 ("FTBNA"), for itself and as agent for the other Banks hereinafter named, HIBERNIA NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Hibernia"), U.S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U.S. Bank , N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U.S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), BANK ONE, NA (MAIN OFFICE - CHICAGO, ILLINOIS) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("Bank One") and REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions") (FTBNA, Hibernia, U.S. Bank, Carolina First, Bank One and Regions collectively, the "Banks," and individually, a "Bank").

                                Recitals of Fact

         Borrower is a premium finance company licensed under the provisions of the Tennessee Premium Finance Company Act of 1980 (Title 56, Chapter 37 of Tennessee Code Annotated) and is a subsidiary of DGC. In addition to Borrower, DGC owns all of the stock of Direct Insurance Company, a Tennessee corporation and the Agency Subsidiaries.

         Prior to the execution of the Seventh Loan Agreement, Borrower requested that FTBNA, Hibernia, Firstar (now U.S. Bank), Bank of Oklahoma, N.A. ("Bank of Oklahoma"), Carolina First and Bank One commit to make advances to it on a revolving credit basis in an amount not to exceed at any one time outstanding the aggregate principal sum of One Hundred Million Dollars ($100,000,000.00) to enable it to finance premiums due on insurance contracts (including those written by Affiliated Insurers then existing or thereafter acquired or created). FTBNA, Hibernia, Firstar (now U.S. Bank), Bank of Oklahoma, Carolina First and Bank One severally agreed to make such advances in proportion to their Facility Commitments, subject to the terms and conditions set forth in that certain Seventh Amended and Restated Loan Agreement, dated as of September 18, 2001 (as subsequently amended, the "Seventh Loan Agreement"), as amended by that certain Amendment to Seventh Amended and Restated Loan Agreement, dated as of June 30, 2002. The Seventh Loan Agreement superseded and replaced in all respects the Sixth Loan Agreement (hereinafter defined).

         Prior to the execution of the Sixth Loan Agreement, Borrower requested that FTBNA, Hibernia, Dresdner Bank AG ("Dresdner"), First American National Bank (now AmSouth Bank), and Mercantile Bank National Association (now U.S. Bank and formerly Firstar) commit to make advances to it on a revolving credit basis in an amount not to exceed at any one time outstanding the aggregate principal sum of One Hundred Million Dollars ($100,000,000.00) to enable it to finance premiums due on insurance contracts (including those written by Affiliated Insurers then existing or thereafter acquired or created). FTBNA, Hibernia, Dresdner, First American (now AmSouth) and Mercantile (now U.S. Bank and formerly Firstar) severally agreed to make such advances in proportion to their Facility Commitments, subject to the terms and conditions set forth in that certain Sixth Amended and Restated Loan Agreement, dated as of September 9, 1999 (as subsequently amended, the "Sixth Loan Agreement"). The Sixth Loan Agreement superseded and replaced in all respects the Fifth Loan Agreement (hereinafter defined).

         Prior to the execution of the Fifth Loan Agreement, Borrower requested that FTBNA, Hibernia and Dresdner commit to make advances to it on a revolving credit basis in an amount not to exceed at any one time outstanding the aggregate principal sum of Seventy-Five Million Dollars ($75,000,000.00) to enable it to finance premiums due on insurance contracts (including those written by Affiliated Insurers now existing or thereafter acquired or created). FTBNA, Hibernia and Dresdner severally agreed to make such advances in proportion to their Facility Commitments, subject to the terms and conditions set forth in that certain Fifth Amended and Restated Loan Agreement, dated July 31, 1998 (as amended, the "Fifth Loan Agreement"). The Fifth Loan Agreement superseded and replaced in all respects the Fourth Loan Agreement (hereinafter defined).

         Prior to the execution of the Fourth Loan Agreement, Borrower requested that FTBNA, Hibernia and Dresdner commit to make advances to it on a revolving credit basis in an amount not to exceed at any one time outstanding the aggregate principal sum of Fifty Million Dollars ($50,000,000.00) to enable it to finance premiums due on insurance contracts (including those written by Affiliated Insurers then existing or thereafter acquired or created). FTBNA, Hibernia and Dresdner severally agreed to make such advances in proportion to their Facility Commitments, subject to the terms and conditions set forth in that certain Fourth Amended and Restated Loan Agreement, dated August 29, 1996 (as amended, the "Fourth Loan Agreement"), as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement, dated as of July 31, 1997. The Fourth Loan Agreement superseded and replaced in all respects the Third Loan Agreement (hereinafter defined).

         Prior to the execution of the Third Loan Agreement, Borrower requested that FTBNA, Hibernia, NationsBank, N.A. ("NationsBank") and Boatmen's Bank of Tennessee ("Boatmen's") commit to make advances to it on a revolving credit basis in an amount not to exceed at any one time outstanding the aggregate principal sum of Thirty-Five Million Dollars ($35,000,000.00) to enable it to finance premiums due on insurance contracts (including those written by Affiliated Insurers then existing or thereafter acquired or created). FTBNA, Hibernia, NationsBank and Boatmen's severally agreed to make such advances in proportion to their Facility Commitments, subject to the terms and conditions set forth in that certain Third Amended and Restated Loan Agreement (the "Third Loan Agreement"), dated February 15, 1996, which superseded and replaced that certain Second Amended and Restated Loan Agreement (the "Second Loan Agreement") dated August 11, 1995, which superseded and replaced that certain First Amended and Restated Loan Agreement dated June 26, 1995, which superseded and replaced that certain Loan Agreement December 2, 1994 (the "Original Loan Agreement").

         NationsBank and Boatmen's ceased to be participating Banks, and Dresdner joined as a Bank pursuant to various instruments of assignment and the First Amendment to the Third Amended and Restated Loan Agreement dated July 31, 1996. First American (now AmSouth) and Mercantile (now U.S. Bank and formerly Firstar) joined as Banks pursuant to the Sixth Amended and Restated Loan Agreement dated as of September 8, 1999, upon execution by Borrower of Revolving Credit Notes dated September 8, 1999 in the amount of Fifteen Million Dollars ($15,000,000.00) each. First American (now AmSouth) and Dresdner ceased to be participating Banks, and Bank One joined as a Bank, pursuant to various instruments of assignment and the Seventh Amended and Restated Loan Agreement dated as of September 18, 2001 whereby First American (now AmSouth) and Dresdner assigned their respective notes (in the original principal amounts of $12,000,000 and $20,000,000, respectively) to Bank One, following which Borrower executed a Restated Revolving Credit Note dated September 18, 2001 payable to Bank One in the amount of Thirty Million Dollars ($30,000,000.00). Bank of Oklahoma ceased to be a participating Bank pursuant to the Amendment to the Seventh Amended and Restated Loan Agreement dated as of June 30, 2002.

         Borrower further requests that FTBNA, Hibernia, U.S. Bank, Carolina First, Bank One and Regions commit, to and including June 30, 2004, to make advances not to exceed at any one time outstanding One Hundred Fifteen Million Dollars ($115,000,000.00), and said Banks have agreed to do so, subject to the terms and conditions herein set out. In order to set forth the terms and conditions of the new Facility Commitments, the parties hereby enter into this Loan Agreement.

         NOW, THEREFORE, incorporating the Recitals of Fact set forth above and in consideration of the mutual agreements herein contained, the parties agree as follows:

                                   Agreements

SECTION 1: DEFINITIONS AND ACCOUNTING TERMS

         1.1 CERTAIN DEFINED TERMS. For the purposes of this Loan Agreement, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of such terms) unless the context otherwise requires:

         "Advances" means advances of principal on the Loan by the Banks under the terms of this Loan Agreement to the Borrower pursuant to Section 2.1.

         "Affiliated Insurers" means, collectively, Affiliated Life Insurers and Affiliated P&C Insurers.

         "Affiliated Life Insurers" means Direct Life Insurance Company, a Georgia corporation, and any other life insurance company wholly owned, directly or indirectly, by DGC.

         "Affiliated P&C Insurers" means DIC, DGIC, Direct General Insurance Company of Mississippi, a Mississippi corporation, Direct General Insurance Company of Louisiana, a Louisiana corporation and any other property and casualty insurance company wholly owned, directly or indirectly, by DGC.

         "Agency Subsidiaries" means, collectively, Direct General Insurance Agency, Inc., a Tennessee corporation, Direct General Insurance Agency, Inc., an Arkansas corporation, Direct General Insurance Agency, Inc., a Mississippi corporation, Direct General Insurance Agency of Louisiana, Inc., a Louisiana corporation, Direct General Agency of Kentucky, Inc., a Kentucky corporation, Direct Adjusting Company, Inc., a Tennessee corporation, Direct Administration, Inc., a Tennessee corporation, Direct General Insurance Agency, Inc., a Texas corporation, and Direct General Consumer Products, Inc., a Tennessee corporation.

         "Agent" means FTBNA, and any successor appointed pursuant to the provisions of Section 9 hereof.

         "Allowable Investments" shall mean, as to Affiliated Insurers, (a) any investment in Borrower, another Affiliated Insurer, or in any Agency Subsidiary, subject to any required prior approval or consent of the applicable insurance regulatory authorities; (b) real estate owned and occupied by Affiliated Insurers or Related Persons; (c) investments in real estate owned by DGC; and
(d) any investments expressly permitted by the insurance department regulations and/or statutes of any state where any Affiliated Insurer is domiciled; provided, however, that notwithstanding the foregoing, (i) investments in shares of stock of real estate companies (as permitted by clause (4)(B) of Section 56-3-402, Tennessee Code Annotated) shall not be Allowable Investments; (ii) municipal or corporate debt or securities which are either not rated by Moody's Investors Service or Standard and Poor's Corporation or are rated less than Baa2 by Moody's or less than BBB by Standard and Poor's shall not be Allowable Investments; and (iii) nonliquid investments such as real estate and real estate-related entities shall not be Allowable Investments except as expressly permitted in clauses (b) and (c) of this paragraph.

         "Bank One Note" means the restated promissory note executed by the Borrower to Bank One which evidences Bank One's Facility Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to Bank One under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         "Banks" means, collectively, FTBNA (acting for itself and not as Agent), Hibernia, U.S. Bank, Regions, Carolina First and Bank One, and any successor or assignee which at any time is a holder of a Note.

         "Base Rate" means the base commercial rate of interest established from time to time by FTBNA. The Base Rate is one of several interest rate indices employed by FTBNA. The Borrower acknowledges that FTBNA has made, and may hereafter make, loans bearing interest at rates which are lower and higher than the Base Rate.

         "Borrowing Base" is the limitation on (a) the aggregate Loan indebtedness which may be outstanding at any time during the term of this Agreement and (b) the indebtedness under the Junior Facility which may be outstanding at any time during the term thereof, and which shall be eighty-five percent (85%) of Eligible Receivables.

         "Business Day" means any day, other than Saturday, Sunday or any holiday upon which a bank located in Memphis, Tennessee, Baton Rouge, Louisiana, or New York, New York is authorized or permitted to be closed and [in the case of the making, continuing, prepayment or repayment of any Loans bearing interest at the Adjusted LIBOR Rate (as defined in the Notes)] on which dealings in dollars are carried on in the London interbank market.

         "Carolina First Note" means the restated promissory note executed by the Borrower to Carolina First which evidences Carolina First's Facility Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to Carolina First under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         "Commissioner" means, with respect to Tennessee, the Tennessee Commissioner of Commerce and Insurance, and with respect to any other state the administrative head of the department of such state charged with responsibility for regulation of insurance companies.

         "DGC Banks" means, collectively, FTBNA and Hibernia.

         "DGC Loan" means the loan indebtedness from time to time outstanding pursuant to the DGC Loan Agreement.

         "DGC Loan Agreement" means that certain Second Amended and Restated Loan Agreement dated September 8, 1999, as amended by a First Amendment to Loan Documents dated July 28, 2001 and a Second Amendment to Loan Documents dated September 18, 2001, among the DGC Banks, DGC and the Borrower, as previously amended and as the same may be amended, modified, extended and/or restated from time to time.

         "DGIC" means Direct General Insurance Company, a South Carolina corporation.

         "DIC" means Direct Insurance Company, a Tennessee corporation.

         "Effective Date" shall mean the date set forth in the first paragraph of this Loan Agreement.

         "Eighth Amended and Restated Guaranty Agreement" shall mean the guaranty agreement executed by each of the Guarantors, dated as of the Effective Date, guaranteeing the payment of indebtednesses of Borrower to the Banks not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), plus interest and costs of collection.

         "Eligible Receivables" shall mean the outstanding balance of (a) Receivables (net of unearned interest, unearned finance charges and unearned service charges) owed to Borrower by Policyholders residing in an Eligible State pursuant to Premium Finance Agreements or under an Installment Arrangement with the applicable Agency Subsidiary, which Premium Finance Agreements and Installment Arrangements are in the form submitted to and approved by the Required Banks (i) in which Receivables the Agent holds for the benefit of the Banks a valid, perfected first security interest; (ii) with respect to which no setoffs, counterclaims or defenses exist or are claimed by the Policyholder;
(iii) which constitute the valid, binding and enforceable obligation of the Policyholder; (iv) which do not remain unpaid after the cancellation effective date as established by the Borrower in the Notice of Intent to Cancel sent to the Policyholder, provided that the cancellation effective date does not extend beyond the point that return premium due would be less than the principal balance of the Premium Finance Agreement or the Installment Arrangement; (v) with respect to which no extension of the maturity set out in the Premium Finance Agreement or the due date on the invoice issued pursuant to the Installment Arrangement has been granted; (vi) with respect to which the Policyholder is not a Related Person or any officer, director, agent or employee of a Related Person; (vii) with respect to which, the original of the Premium Finance Agreement or of any other writing which evidences the Policyholder's obligation to pay is located at Borrower's principal place of business at the address set out in the initial paragraph of this Loan Agreement; and (viii) with respect to which the Affiliated Insurer, which issued the policy of insurance, has signed a notification of assignment of interest in unearned premiums, as described in Section 4.1(j) hereof; plus (b) Receivables owed by an insurer to a Policyholder residing in an Eligible State (and assigned to Borrower) with respect to policies that have been cancelled by the Borrower pursuant to a Premium Finance Agreement or by an Agency Subsidiary pursuant to an Installment Arrangement. However, Receivables arising from the financing of premiums on policies issued by insurance companies other than an Affiliated Insurer shall be Eligible Receivables only if the insurance companies issuing such policies have a current A.M. Best rating in compliance with Section 8.13 hereof. Receivables arising from the financing of premiums on policies issued by an Affiliated Insurer shall not be Eligible Receivables in the event that a violation of any of the ratios or provisions set out in Sections 8.5 through 8.12 hereof has occurred. In the event that any Affiliated Insurer defaults, beyond any cure period applicable thereto, with respect to any agreement or obligation of any sort and if such default or the consequences thereof will or may, in the reasonable judgment of the Required Banks, have a material adverse effect on the business of such Affiliated Insurer, then the Receivables theretofore or thereafter generated from policies issued by such Affiliated Insurers shall immediately cease to be Eligible Receivables. Unearned interest, unearned service charges or unearned finance charges owed by a Policyholder pursuant to or in connection with a Premium Finance Agreement or Installment Arrangement shall not be Eligible Receivables; and the amount by which the sum of the periodic installments payable under an Installment Arrangement during any annual period exceeds the aggregate premium amount which would be payable during such annual period if an Installment Arrangement were not used shall not be Eligible Receivables. Unearned premiums payable to a Policyholder from or by an Insurance Guaranty Fund and assigned to Borrower shall not be Eligible Receivables.

         "Eligible States" means those states of the United States of America which are approved from time to time by the Required Banks in accordance with the provisions of Section 11.1 hereof, subject, however, to disqualification of previously Eligible States in the manner set out in Sections 11.2 and 11.3 hereof. As of the date of this Loan Agreement those states listed in EXHIBIT "A" hereto are Eligible States.

         "Event of Default" has the meaning assigned to that phrase in Section
8.

         "Facility Commitment" shall mean, with respect to each Bank, the commitment of such Bank to make advances to the Borrower pursuant to Section 2.1 hereof not to exceed at any one time outstanding the amount set forth opposite such Bank's name on EXHIBIT "B," attached hereto and incorporated herein by reference.

         "FTBNA Note" means the restated promissory note executed by the Borrower to FTBNA which evidences FTBNA's Facility Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to FTBNA under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with the financial statements heretofore furnished to Agent.

         "Guarantors" shall mean, collectively, DGC and the Agency Subsidiaries.

         "Hibernia Note" means the restated promissory note executed by the Borrower to Hibernia which evidences Hibernia's Facility Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to Hibernia under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         "Installment Arrangement" means an agreement or arrangement (however evidenced) pursuant to which a Policyholder agrees to pay an Agency Subsidiary the premium cost on an insurance policy at a future date in one or more installments, together with a service charge.

         "Insurance Guaranty Fund" means the fund established under the statutes or laws of any state to provide for the payment of claims against insolvent insurance companies, including but not limited to the Tennessee Insurance Guaranty Association Act (Tennessee Code Annotated Section 56-12-101, et seq.).

         "Junior Facility" means that certain credit facility between Borrower, DGC, and ZC Specialty Insurance Company, as further described in the Junior Secured Credit Facility Term Sheet dated October ___, 2002 which Borrower contemplates entering into subsequent to the date hereof. Said Junior Facility shall be formally subordinated to this Loan by means of an Intercreditor Agreement in form and substance satisfactory to Banks.

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a deed of trust, mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, and including but not limited to reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

         "Loan" means the aggregate indebtedness of the Borrower from time to time outstanding pursuant to the provisions of this Loan Agreement.

         "Loan Agreement" means this Eighth Amended and Restated Loan Agreement among the Borrower, the Guarantors and the Banks.

         "Loan Documents" means this Loan Agreement, the Notes, the Seventh Amended and Restated Security Agreement, the Eighth Amended and Restated Guaranty Agreement, the Seventh Amended and Restated Pledge and Security Agreement and any other instrument or document now or hereafter evidencing or securing the Loan.

         "Loan Termination Date" shall mean the earlier of (a) June 30, 2004, or in the event that the Banks and Borrower shall hereafter mutually agree in writing that the Loan and the Banks' commitments hereunder shall be extended to another date, and the Notes shall be modified or amended to reflect such extension, such other date mutually agreed upon between the Agent, the Banks and Borrower to which the Banks' commitments shall have been extended, or (b) the date as of which Borrower shall have terminated the Banks' commitment under the provisions of Section 2.5 hereof.

         "Maximum Rate" means the maximum variable contract rate of interest which the Bank which holds the applicable Note may lawfully charge under applicable statutes and laws from time to time in effect.

         "NAIC" means National Association of Insurance Commissioners.

         "Notes" means the FTBNA Note, the Hibernia Note, the U.S. Bank Note, the Regions Note, the Carolina First Note and the Bank One Note.

         "Permitted Encumbrances" shall mean and include:

                  (a) liens for taxes, assessments or similar governmental charges not in default or being contested in good faith by appropriate proceedings;

                  (b) workmen's, vendors', mechanics' and materialmen's liens and other liens imposed by law incurred in the ordinary course of business, and easements and encumbrances which are not substantial in character or amount and do not materially detract from the value or interfere with the intended use of the properties subject thereto and affected thereby;

                  (c) liens in respect of pledges or deposits under social security laws, workmen's compensation laws, unemployment insurance or similar legislation and in respect of pledges or deposits to secure bids, tenders, contracts (other than contracts for the payment of money), leases or statutory obligations;

                  (d) those certain other liens and encumbrances as set out on EXHIBIT "D" hereto.

         "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

         "Policyholder" means an owner of an insurance policy the premiums on which are financed by Borrower under a Premium Finance Agreement or by an Agency Subsidiary under an Installment Arrangement.

         "Premium Finance Agreement" means an agreement (however evidenced) by which a Policyholder agrees to pay Borrower the premium cost on an insurance policy at a future date in one or more installments, together with a finance charge.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

         "Receivable" means all accounts and accounts receivable of Borrower; all amounts owed to the Borrower under any Premium Finance Agreement, any other agreement or any instrument evidencing indebtedness of any Policyholder to Borrower; all amounts owed to an Agency Subsidiary by any Policyholder pursuant to an Installment Arrangement and assigned by the Agency Subsidiary to Borrower; and the amount of any unearned premium at any time owed by an insurer or by an Insurance Guaranty Fund to a Policyholder (and assigned to Borrower) or owed to Borrower.

         "Regions Note" means the promissory note executed by the Borrower to Regions which evidences Regions' Facility Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to Regions under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         "Reinsurer" means an insurance company which reinsures risks and policy liabilities of an Affiliated Insurer and to which the Affiliated Insurer cedes risk and policy liabilities under a contract of reinsurance.

         "Related Person" means the Borrower, the Guarantors, any Affiliated Insurer and any other Person (a) which now or hereafter directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Borrower, any Guarantor, or any Affiliated Insurer, or (b) which now or hereafter beneficially owns or holds five percent (5%) or more of the capital stock of Borrower, any Guarantor, or any Affiliated Insurer, or (c) five percent (5%) or more of the capital stock, partnership interest or other form of ownership interest of which is beneficially owned or held by Borrower, any Guarantor, or any Affiliated Insurer. For the purposes hereof, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock or interests, by contract or otherwise.

         "Required Banks" shall mean Banks which hold, in the aggregate, sixty-six percent (66%) (in principal dollar amount) of the outstanding Loan indebtedness.

         "Securities Purchase Agreement" means that certain Series A Convertible Preferred Securities Purchase Agreement among DGC, SSM Venture Partners, L.P., Noro-Mosely Partners II, L.P., and David F. Bellet dated December 2, 1994.

         "Seventh Amended and Restated Pledge and Security Agreement" means the Seventh Amended and Restated Pledge and Security Agreement of even date herewith, pursuant to which DGC has granted to Agent for the benefit of the Banks a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers, as security for its obligations under the Eighth Amended and Restated Guaranty Agreement.

         "Seventh Amended and Restated Security Agreement" means the Seventh Amended and Restated Security Agreement of even date herewith, pursuant to which Borrower has assigned and pledged Receivables and other contractual rights to the Agent for the benefit of the Banks.

         "Statutory Accounting Basis" means a basis of accounting or financial reporting which is prescribed or permitted by the state of domicile of the reporting entity and is in accordance with the NAIC Accounting Practices and Procedures Manual in effect for the period covered by the financial report or statement.

         "Subordinated Debt" means any indebtedness owed by Borrower or DGC to any Person which indebtedness has, by formal, binding agreement, in form and substance satisfactory to the Required Banks, been deferred and subordinated in priority of payment to the indebtedness and obligations of Borrower to the Banks, which shall specifically include the Junior Facility.

         "Tangible Net Worth" means the excess of the book value of the assets of the Borrower or DGC, as applicable, over its liabilities calculated in accordance with GAAP, provided, however, that in performing such calculation there shall be (a) excluded from the assets of Borrower or DGC, as applicable,
(i) start-up costs, goodwill and covenants not to compete, and (ii) receivables from employees or Related Persons other than unearned premiums due or claims receivable from Affiliated Insurers and Agency Subsidiaries in the ordinary course of business, and (b) included, as equity of Borrower and DGC (and excluded from liabilities), any Subordinated Debt.

         "U.S. Bank Note" means the restated promissory note executed by the Borrower to U.S. Bank (formerly Firstar, formerly Mercantile) which evidences U.S. Bank's Facility Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to U.S. Bank under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         1.2 DEFINED TERMS RELATING TO FINANCIAL STANDARDS PERTAINING TO AFFILIATED INSURERS. For purposes of Section 8 hereof, the following terms shall have the following meanings, construed on the Statutory Accounting Basis:

         "Affiliated Insurer Liquid Assets" means cash, plus cash equivalents, plus Allowable Investments (but excluding from Allowable Investments investments by any Affiliated Insurer in DGC, Borrower or any Related Person, real estate owned by Affiliated Insurers or upon which an Affiliated Insurer holds a mortgage, and investments permitted by subparagraph (16) of Section 56-3-402 of Tennessee Code Annotated, as in effect from time to time), plus amounts due Affiliated Insurers from Borrower, plus amounts due from Reinsurers, plus any amounts paid as Federal income tax which are receivable or recoverable, minus amounts due to Reinsurers.

         "Available Dividend" means, with respect to any Affiliated Insurer for any consecutive four (4) fiscal quarters, the aggregate maximum amount of dividends that is or would be permitted by the insurance regulatory authority of its jurisdiction of domicile, under applicable requirements of law (without the necessity of any consent, approval or other action of such insurance regulatory authority involving the granting of permission or the exercise of discretion by such insurance regulatory authority), to be paid by such Affiliated Insurer to DGC in respect of such four (4) quarter period as if such period were a fiscal year (whether or not such dividends are actually declared or paid).

         "Capital Adequacy Ratio" means the ratio of gross written premiums (excluding inter-company reinsurance of the Affiliated P&C Insurers) to policyholder surplus.

         "DGC Liquid Assets" means, on an unconsolidated basis, the sum of (a) Affiliated Insurer Liquid Assets (as defined in this Section 1.2), plus (b) cash of DGC and Borrower, plus cash equivalents of DGC and Borrower, plus municipal or corporate debt securities of DGC and Borrower rated Baa2 or better by Moody's Investors Service or BBB or better by Standard and Poor's Corporation, plus U.S. Treasury and U.S. Government Agency obligations of DGC and Borrower, plus any other investments requested by DGC and approved by the Required Banks, all marked to market unless determined under GAAP to be held to maturity, and on a consolidating basis for all such companies.

         "Incurred Losses" shall mean incurred losses reported and incurred losses not reported, but excluding amounts accrued above that amount indicated by actuarial calculations performed by an outside, independent auditor.

         "Liquidity Ratio" means the ratio of (a) Affiliated Insurers Liquid Assets minus aggregate loss reserves of all Affiliated Insurers, plus DGC Liquid Assets, to (b) aggregate unearned premiums of all Affiliated Insurers.

         "NAIC Risk Based Capital" means the results of the formula and methodology adopted by NAIC, as amended from time to time, for measuring capital adequacy after considering the risk of particular assets and lines of business.

         1.3 ACCOUNTING TERMS. All accounting terms not specifically defined herein with respect to Affiliated Insurers or with respect to the business of insurance shall be construed on a

Statutory Accounting Basis (unless otherwise herein specified). All other accounting terms not specifically defined herein shall be construed in accordance with GAAP.

SECTION 2: COMMITMENT, FUNDING AND TERMS OF LOAN

         2.1 THE COMMITMENT. Subject to the terms and conditions herein set out, the Banks severally agree and commit to make loan Advances to the Borrower from time to time, from the Effective Date until the Loan Termination Date, ratably in proportion to their respective Facility Commitments and in such amount that, the aggregate principal amount of the Loan at any one time outstanding shall not exceed the lesser of (i) One Hundred Fifteen Million Dollars ($115,000,000.00) or (ii) the Borrowing Base. On the Effective Date the Banks will make adjustments among themselves so that the outstanding principal balances of the Loan indebtedness shall be held by them in proportion to their respective Facility Commitments.

         In the event that any Bank fails to fund its Facility Commitment, the remaining Banks are not obligated to fund any amount to make up the shortfall, nor shall the remaining Banks incur any liability to the Borrower as a result of any non-funding Bank's failure to fund.

         2.2 FUNDING THE LOAN.

         (a) Each Advance hereunder shall be made upon the written request of the Borrower to the Agent by facsimile transmission or given in accordance with
Section 10.2 hereof, specifying the date and amount thereof, which request must be received by Agent prior to 10:30 A.M., Central Time (standard or daylight savings, as applicable) on (i) in the case of an Advance bearing interest at the Base Rate (as defined in the Notes), the day of the requested Advance, and (ii) in the case of an Advance bearing interest at the Adjusted LIBOR Rate (as defined in the Notes), on the third Business Day preceding the date of requested Advance. Each request for an Advance bearing interest at the Adjusted LIBOR Rate shall also request the initial Interest Period (as defined in the Notes) for such Advance. It is agreed that only three (3) Adjusted LIBOR Rates and three
(3) Interest Periods (as defined in the Notes) shall be permitted to be in effect at any time during the term hereof. In the event the LIBOR Rate is not reported by the Telerate Computer Service, the Banks and Borrower agree to negotiate expeditiously and in good faith in an attempt to determine an alternative method of establishing the LIBOR Rate.

         (b) Provided Agent shall have received notice in the manner set forth in Section 2.2(a) hereof, the Agent will use its reasonable efforts to notify each Bank from which an advance is requested of such advance prior to 12:00 noon, Central Time (standard or daylight savings, as applicable).

         (c) Each Bank shall, not later than 2:00 P.M., Central Time (standard or daylight savings, as applicable) on the date specified in such notice, make available to Agent at its main office in Memphis, Tennessee, an amount in immediately available funds equal to such Bank's pro rata share of the requested Advance. Proceeds received by Agent from the other Banks, and amounts advanced by FTBNA hereunder, shall promptly be made available to Borrower by depositing the same to Borrower's checking account.

         2.3 THE NOTES AND INTEREST. The Loan shall be evidenced by the Notes. The Loan shall bear interest at the rate set forth in the Notes, said interest shall be payable quarterly as provided in the Notes, with the final installment of interest, together with the outstanding principal balance of the Loan, being due and payable on the Loan Termination Date.

         2.4 FEES AND CHARGES.

         (a) On October 31, 2002, and on the last day of each January, April, July and October thereafter to and including the Loan Termination Date, the Borrower agrees to pay to the Agent for the benefit of the Banks a facility fee equal to one-quarter percent (0.25%) per annum of the average unused amount of the Facility Commitments (payable quarterly) for the immediately preceding quarter (the "Facility Fee") in consideration of the Banks' agreement to make funds available to Borrower under the terms and provisions hereof from the Effective Date until the initial Loan Termination Date. Agent and Banks acknowledge that the Termination Date may occur on a date other than the last day of a quarter, in which case the Facility Fee payment due on the Loan Termination Date will be prorated for that portion of a quarter for which the Facility Fee is due. Borrower and Guarantors agree that the Facility Fee is fair and reasonable considering the condition of the money market, the creditworthiness of Borrower, the interest rate to be paid, and the nature of the security for the Loan. The average unused amount of the Facility Commitments for the immediately preceding quarter shall equal (i) the sum of the unused amount of the Facility Commitments for each day of the immediately preceding quarter, divided by (ii) the number of days in the immediately preceding quarter.

         (b) On the Effective Date, the Borrower agrees to pay to the Agent a commitment fee in the amount of Two Hundred Eighty Seven Thousand Five Hundred Dollars ($287,500.00) [one-quarter percent (0.25%) of total Facility Commitments (the "Commitment Fee")], in consideration of the Banks' agreement to make funds available to Borrower under the terms and provisions hereof from the Effective Date until the Loan Termination Date specified in Section 1.1 hereof. Borrower agrees that the Commitment Fee is fair and reasonable considering the condition of the money market, the creditworthiness of Borrower, the interest rate to be paid, and the nature of the security for the Loan. In the event that Borrower and Banks shall hereafter mutually agree to extend the term of the Banks' commitments hereunder, they may also agree at that time as to an additional commitment fee to be paid for such further commitment by the Banks, but not to exceed the maximum permitted by applicable law.

         (c) On the Effective Date, the Borrower agrees to pay to the Agent for its services in obtaining the commitment from the other Banks and servicing, administering and verifying the Loan and the collateral therefor an Agent's fee of fifteen-hundredths percent (0.15%) of the amount of the Facility Commitments. Borrower and Guarantors agree that the Agent's fee is fair and reasonable compensation to the Agent for expenses incurred and to be incurred and for service rendered and to be rendered in connection with the Loan.

         (d) In the event that Borrower and Banks shall hereafter mutually agree to extend the term of the Banks' commitment hereunder, they may also agree at that time as to additional fees to be paid for such further commitment by the Banks and services to be rendered by Agent, but not to exceed the maximum permitted by applicable law.

         2.5 PREPAYMENTS OR TERMINATION OF THE LOAN. Subject to the terms and conditions hereof and of the Notes, the Borrower may, at its option, from time to time, borrow, repay and reborrow amounts under the Loan; provided, however, that as a condition of making such prepayment, Borrower shall pay any prepayment premium owed pursuant to the provisions of the Notes. By notice to the Agent in writing, Borrower shall be entitled to terminate the Banks' commitment to make further advances on the Loan; and provided that the Loan and all interest thereon (and any other indebtedness which may then be outstanding and which is secured by the collateral which secures the Loan) shall have been paid in full, Agent shall thereupon at Borrower's request release its security interest under the Sixth Amended and Restated Security Agreement and the Sixth Amended and Restated Pledge and Security Agreement (though not under any other security agreement or instrument held by the Agent to secure any other loan indebtedness including, but not limited to, the DGC Loan).

         2.6 PRO RATA TREATMENT AND PAYMENTS.

         (a) Each borrowing of Advances by the Borrower from the Banks shall be made pro rata according to the respective Facility Commitments of the Banks.

         (b) All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Agent, for the account of the Banks at the Agent's office located at 165 Madison Avenue, Memphis, Tennessee 38103, in lawful money of the United States of America and in immediately available funds. The Agent shall promptly distribute such payments upon receipt in like funds as received in proportion to their respective Facility Commitments; provided, however, that in the event that the indebtedness of Borrower to the several Banks at any time is not in proportion to the Facility Commitments of the Banks (as a result of failure or refusal of a Bank to fund a requested Advance, receipt by a Bank of a payment not shared pro rata with the other Banks, expense incurred in connection herewith not borne proportionately by the Banks or otherwise), further payments shall be paid to the Bank or Banks to which the Borrower's indebtedness is disproportionately greater than such Banks' pro rata share until such proportionality is reestablished.

         (c) The failure of any Bank to make an Advance required to be made by it shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank.

         (d) Each Bank agrees to bear its pro rata share of the risks of the collectibility of the Loan, of Borrower's financial condition, of any fraud or forgery of the Borrower or any Guarantors, of the non-enforceability of the Loan Documents, of usury or claims of usury, whether valid or invalid, and of the adequacy of the security for the Loan; and the Banks shall share in accordance with their respective Facility Commitments any losses and expenses sustained or incurred in connection with the Loan. If under any bankruptcy, insolvency, fraudulent transfer or other law affecting the rights of creditors generally, any Bank is required by a court to return any sum previously collected by that Bank, the other Banks will promptly repay to such Bank their pro rata shares of such sums.

         (e) Notwithstanding the foregoing or any other provision set forth in this Loan Agreement, Borrower shall be permitted to prepay in whole, but not in part, the indebtedness evidenced by any Note if Borrower incurs expenses pursuant to the terms of such Note in addition to principal and interest required to be paid under such Note, as long as no Event of

Default, or any event which, with notice, lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing hereunder or under any of the Loan Documents. Any such prepayment shall be made in accordance with the terms and provisions of the applicable Note, after two (2) Business Days' prior written notice to Agent, and shall be accompanied by all accrued and unpaid interest on such Note and other amounts owing thereunder. Upon the prepayment of any such Note(s), the aggregate commitment amount set forth in Section 2.1(a) hereof shall be reduced by an amount equal to the Facility Commitment of the Bank(s) to which the prepaid Note(s) was payable. This Section 2.6(e) sets forth the only circumstances under which any one or more of the Notes may be prepaid in any manner other than on a pro rata basis with all of the Notes.

SECTION 3: REQUIRED PAYMENT; PLACE OF PAYMENT, ETC.

         3.1 REQUIRED REPAYMENTS. In the event that the outstanding principal balance of the Loan shall at any time exceed the Borrowing Base, the Borrower will immediately upon discovery of the existence of such excess borrowings, make a principal payment which will reduce the outstanding principal balance of the Loan to an amount which does not exceed the Borrowing Base, such payment to be applied ratably in the manner set out in Section 2.6 hereof. Without limiting the generality of the foregoing, if a Receivable shall cease to be an Eligible Receivable or a state shall cease to be an Eligible State, then Borrower will immediately make a principal payment, if necessary, in order to reduce the principal balance of the Loan to an amount which does not exceed the Borrowing Base.

         3.2 PLACE OF PAYMENTS. All payments of principal and interest on the Loan and all payments of fees required hereunder shall be made to the Agent, at its address listed in Section 10.2 of this Agreement in immediately available funds.

         3.3 TIME OF PAYMENTS. All payments of principal, interest or fees shall be made so as to be received by Agent not later than 10:30 A.M. Central Time (standard or daylight savings, as applicable) on the date such payment is due. If so received by Agent, Agent shall use its reasonable efforts to send to each Bank such Bank's pro rata share of such payment, as applicable, prior to 2:00 P.M. Central Time (standard or daylight savings, as applicable) on the date received.

         3.4 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment of principal, interest or fees to be made on the indebtednesses evidenced by the Notes shall fall due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

SECTION 4: CONDITIONS OF LENDING

         4.1 CONDITIONS PRECEDENT TO CLOSING AND FUNDING THE FACILITY COMMITMENTS. The obligations of the Banks to fund their respective Facility Commitments from and after the Effective Date are subject to the condition precedent that the Agent shall have received, on or before the Effective Date, or such later date acceptable to the Agent and Banks in their sole discretion, all of the following in form and substance satisfactory to the Agent:

                  (a) This Eighth Amended and Restated Loan Agreement.

                  (b) The Notes.

                  (c) The Seventh Amended and Restated Security Agreement, together with such financing statements or amendments thereto as Agent may require to perfect its security interest therein.

                  (d) The Eighth Amended and Restated Guaranty Agreement, unconditionally guaranteeing the indebtedness of Borrower.

                  (e) The Seventh Amended and Restated Pledge and Security Agreement.

                  (f) Certified corporate resolutions of Borrower, DGC and the Agency Subsidiaries and certificate(s) of good standing for Borrower, DGC, Agency Subsidiaries, and Affiliated Insurers from the states of their incorporation and such other states as Agent shall require.

                  (g) Current financial statements of the Borrower and the Guarantors in form satisfactory to the Agent.

                  (h) On the Effective Date, a Borrowing Base Certificate executed by a duly authorized officer of Borrower, in the form of EXHIBIT "E" attached hereto.

                  (i) Such UCC lien searches from such recording offices as Agent shall specify, evidencing the priority of the Agent's lien under the Seventh Amended and Restated Security Agreement over any other liens or encumbrances.

                  (j) A notification of assignment of interest in unearned premium, in form satisfactory to the Agent, signed by each insurer issuing policies, the premiums of which are financed under Premium Finance Agreements or Installment Arrangements and evidence of the delivery of such notice to the insurance guaranty funds of the states in which such insurers are doing business, if required in order to perfect a security interest in amounts payable from the insurance guaranty fund of said state.

                  (k) Such other information and documentation as Agent shall deem to be necessary or desirable in connection with the funding of the Loan.

         4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The obligation of the Agent and the Banks to make Advances pursuant hereto shall be subject to the following additional conditions precedent:

                  (a) The Borrower shall have furnished to the Agent each of the items referred to in Section 4.1 hereof, all of which shall remain in full force and effect as of the date of such Advance (notwithstanding that the Agent may not have required any such item to be furnished on or prior to the Effective Date).

                  (b) The Borrower shall not be in default of any of the terms and provisions hereof or of any instrument or document now or at any time hereafter evidencing or securing all or any part of the Loan indebtednesses. Each of the Warranties and

         Representations of the Borrower and Guarantors, as set out in Section 5 hereof shall remain true and correct in all material respects as of the date of such Advance.

SECTION 5: REPRESENTATIONS AND WARRANTIES

         Borrower and Guarantors jointly and severally represent and warrant that:

         5.1 INCORPORATION OF BORROWER. Each of Borrower, DGC, the Agency Subsidiaries and the Affiliated Insurers is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, as set out in the initial paragraph of this Loan Agreement; each has the power and authority to own its properties and assets and is duly qualified to carry on its business in every jurisdiction wherein such qualification is necessary.

         5.2 POWER AND AUTHORITY. The execution, delivery and performance of the Loan Agreement, the Notes and the Seventh Amended and Restated Security Agreement, by the Borrower, of the Eighth Amended and Restated Guaranty Agreement by the Guarantors and of the Seventh Amended and Restated Pledge and Security Agreement by DGC have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Certificate of Incorporation or Bylaws of the Borrower or any Guarantor, any provision of any indenture, agreement or other instrument to which Borrower or any Guarantor is a party, or by which Borrower's and any Guarantor's respective properties or assets are bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower or any Guarantor, except for liens and other encumbrances provided for and securing the indebtedness covered by this Loan Agreement.

         5.3 FINANCIAL CONDITION.

         (a) Copies of the following financial statements have been furnished to the Agent: (i) DIC audited (Statutory Basis) financial statements for the year ended December 31, 2001; (ii) DGC audited (GAAP Basis) consolidated financial statements for the year ended December 31, 2001; (iii) Borrower preliminary unaudited (GAAP Basis) balance sheet and income statement for the period ended June 30, 2002; and (iv) DGC preliminary unaudited (GAAP Basis) consolidated financial statements for the period ended June 30, 2002.

         (b) There has been no material adverse change in the business, properties or condition, financial or otherwise, of Borrower, DGC, or any Affiliated Insurer since June 30, 2002.

         5.4 TITLE TO ASSETS. Except as disclosed in EXHIBIT "F," Borrower, DGC, Affiliated Insurers and each Guarantor has good and marketable title to all properties and assets as reflected in the balance sheets of the financial statements referred to in Section 5.3. None of the Receivables is evidenced by a Negotiable Instrument (as defined in the Uniform Commercial Code in effect in the state of Tennessee), and the Agent has valid, perfected first security interests for the benefit of the Banks in the collateral described in the Seventh Amended and

Restated Security Agreement and the Seventh Amended and Restated Pledge and Security Agreement.

         5.5 LITIGATION. Except as disclosed in EXHIBIT "F," there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the Borrower, DGC or any Guarantor threatened against or affecting Borrower, DGC, any Affiliated Insurer or any Guarantor (other than those provided for, if any, in financial statements referred to in Section 5.3), not otherwise covered by insurance which would otherwise materially affect the financial condition of Borrower, DGC, any Guarantor, or any Affiliated Insurer.

         5.6 TAXES. Except as disclosed on EXHIBIT "F," each of Borrower, the Guarantor and Affiliated Insurers (a) has filed or caused to be filed all federal, state or local tax returns which are required to be filed, and (b) has paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, except (i) as otherwise permitted by the provisions hereof, or (ii) those taxes or assessments the nonpayment of which would not have a material adverse effect on the financial condition of Borrower, DGC or any Affiliated Insurer; provided that, in either case, such amount shall not exceed the aggregate amount of Two Hundred Thousand Dollars ($200,000.00).

         5.7 CONTRACTS OR RESTRICTIONS. None of Borrower, any Guarantor or any Affiliated Insurer is a party to any agreement or instrument or subject to any charter or other corporate restrictions materially adversely affecting its business, properties or assets, operations or condition (financial or otherwise).

         5.8 NO DEFAULT. None of Borrower, any Guarantor or any Affiliated Insurer is in default in the performance, observance or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which default if not cured would materially and substantially affect the financial condition, property or operations of any such Person. As of the Effective Date, except as discussed in EXHIBIT "F," none of Borrower, any Guarantor, or any Affiliated Insurer is in default in the performance, observance or fulfillment of any of the obligations, covenants, or conditions contained in this Eighth Amended and Restated Loan Agreement.

         5.9 PATENTS AND TRADEMARKS. Each of Borrower, the Guarantors and Affiliated Insurers possesses all patents, trademarks, trade names, copyrights, and licenses necessary to the conduct of its business.

         5.10 ERISA. Each of Borrower, the Guarantors and Affiliated Insurers is in material compliance with all applicable provisions of the Employees Retirement Income Security Act of 1974 ("ERISA") and all other laws, state or federal, applicable to any employees' retirement plan maintained or established by it.

         5.11 SUBSIDIARIES. Neither Borrower, any Agency Subsidiary nor any Affiliated Insurer owns all or a substantial part of the stock (or other ownership interest) in any corporation (or other form of business organization), except for that of another Agency Subsidiary or Affiliated Insurer. DGC owns, directly or indirectly, all of the outstanding stock in the Affiliated Insurers, Borrower (exclusive of DGIC's preferred stock in Borrower) and the Agency

Subsidiaries. DGC does not own all or a substantial part of the stock (or other ownership interest) in any other corporation (or other forms of business organization), except for Direct Insurance Agency Midwest, Inc., a Minnesota corporation.

         5.12 FORM OF PREMIUM FINANCE AGREEMENT. The forms of Premium Finance Agreement furnished to the Agent by Borrower, copies of which are attached hereto as EXHIBITS "G-1," "G-2," AND "G-3" are forms which are currently outstanding and/or which are currently being used to evidence the financing of all current, new and renewal insurance premiums produced by the Agency Subsidiaries in the Eligible States. The forms attached as EXHIBIT "G-1" are the same forms attached as Exhibit "G-1" to the Seventh Loan Agreement, and such forms have not been revised or amended since the date of the Seventh Loan Agreement except for nonsubstantive formatting changes. The form attached as EXHIBIT "G-2" relating to the state of Georgia is a revised version of premium finance agreement which is being used for new and renewal business in that state. The form attached as EXHIBIT "G-3" is being used to evidence the financing of all current, new and renewal insurance premiums in the state of South Carolina, which has been newly added to the list of Eligible States under this Loan Agreement. Where required, the forms, new or revised, have been filed with and approved by the appropriate regulatory authorities. As of the date hereof, there are no Installment Arrangements in use by Borrower or any Agency Subsidiary.

SECTION 6: AFFIRMATIVE COVENANTS

         Borrower and Guarantors covenant and agree that from the Effective Date and until payment in full of the principal of and interest on indebtednesses evidenced by the Notes, unless the Required Banks shall otherwise consent in writing, Borrower and Guarantors will:

         6.1 BUSINESS AND EXISTENCE. Perform all things necessary to preserve and keep in full force and effect each of Borrower's, the Guarantors' and each Affiliated Insurer's existence, rights, licenses and franchises, comply in all material respects with all laws applicable to each such Person (including, but not limited to, licensing laws of the states in which they conduct business), and continue to conduct and operate their respective businesses substantially as conducted and operated during the present and preceding calendar years, except as allowed by Section 7.7 hereof.

         6.2 MAINTAIN PROPERTY. Maintain, preserve, and protect all leases, franchises, and trade names and preserve all the remainder of the properties used or useful in the conduct of the business of Borrower, the Guarantors and Affiliated Insurers substantially as conducted and operated during the present and preceding fiscal year (subject to normal wear and tear), so that the business carried on in connection therewith may be properly conducted at all times.

         6.3 OBLIGATIONS, TAXES, LIENS AND INSURANCE. Pay and cause each Affiliated Insurer to pay, all of their respective indebtednesses and obligations promptly in accordance with normal terms and practices of their businesses; maintain such insurance coverage as is customary for similar businesses; and pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon them or upon any of their income and profits, or upon any of their properties, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies which otherwise, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that no such Person shall be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, trade payable, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings satisfactory to Agent, and Agent shall be furnished, if Agent shall so request, bond or other security protecting it against loss in the event that such contest should be adversely determined.

         6.4 FINANCIAL REPORTS AND OTHER DATA. Furnish or cause to be furnished to each of the Banks as soon as available and in any event:

                  (a) Within one hundred fifty (150) days after the end of each fiscal year of DGC, an unqualified audit of DGC and its subsidiaries on a consolidated and consolidating basis, as of the close of such fiscal year, including a balance sheet and statement of income and surplus, with notes thereon, together with the unqualified audit report and opinion of an independent Certified Public Accountant acceptable to the Required Banks, showing the financial condition of DGC and its subsidiaries at the close of such year and the results of operations during such year, such financial statements to be prepared in accordance with GAAP;

                  (b) Within sixty-five (65) days after the end of each fiscal year of each Affiliated Insurer, unaudited financial statements prepared on a Statutory Accounting Basis in the form required to be filed with the Commissioner;

                  (c) Within ninety (90) days after the end of each fiscal year of DGC, unaudited, consolidated and consolidating financial statements of DGC;

                  (d) Within one hundred fifty (150) days after the end of each fiscal year of each Affiliated Insurer, an audit of such Affiliated Insurer and its subsidiaries, as prescribed by its state of domicile, as of the close of such fiscal year, together with the audit report and opinion of said independent Certified Public Accountant, showing the financial condition of such Affiliated Insurer and its subsidiaries at the close of such year and the results of operations during such year, such financial statements to be prepared on the Statutory Accounting Basis and to contain no qualifications which are unacceptable to the Required Banks;

                  (e) Within forty-five (45) days after the end of each fiscal quarter, financial statements of DGC, such financial statements to include an income statement and balance sheet, certified as accurate by an officer of DGC;

                  (f) Within forty-five (45) days after the end of each fiscal quarter, quarterly financial statements for each Affiliated Insurer prepared on a Statutory Accounting Basis, in the form required to be filed with the Commissioner;

                  (g) Within twenty (20) days after the end of each calendar month, a Borrowing Base Certificate substantially in the form of EXHIBIT "E" attached hereto stating the Borrowing Base as of the last day of such calendar month certified by an officer of Borrower.

         6.5 NOTICE OF DEFAULT. At the time of Borrower's or any Guarantor's first knowledge or notice, promptly furnish Agent with written notice of the occurrence of any event or the existence of any condition which constitutes or upon written notice or lapse of time or both would constitute an Event of Default under the terms of this Loan Agreement.

         6.6 FURTHER ASSURANCES. Furnish such other information regarding the operations, business affairs and financial condition of the Borrower, each Guarantor and each Affiliated Insurer, and execute and/or deliver all such other instruments and documents as any Bank may reasonably request, including, but not limited to, originals of premium finance contracts and any other instrument or document at any time evidencing or governing any indebtedness of a Policyholder to Borrower, written confirmation of requests for Advances, true and exact copies of its books of account and tax returns, and all information furnished to any governmental authority, and permit the copying of the same.

         6.7 RIGHT OF INSPECTION; FIELD AUDIT. Permit any person designated by any Bank, at that Bank's expense, to visit and inspect any of the properties, books and financial reports of the Borrower, the Guarantors and Affiliated Insurers, and to discuss their affairs, finances and accounts with their principal officers, at all such reasonable times and as often as such Bank may reasonably request. The parties recognize and acknowledge that the Agent intends to engage the services of an independent audit firm to audit the Receivables, procedures and systems of Borrower at an anticipated frequency of once per year.

         6.8 NOTICE OF ADVERSE CHANGE IN ASSETS. At the time of Borrower's or any Guarantor's first knowledge or notice, immediately notify Agent of any information that may adversely affect in any material manner the assets or business operations of the Borrower, any Guarantor or any Affiliated Insurer, including, but not limited to, any change of a state insurance law or regulation or the application thereof by the Commissioner, and administrative or judicial proceedings initiated or threatened against Borrower, any Guarantor or any Affiliated Insurer by any governmental agency or instrumentality.

         6.9 CHANGES IN MATTERS DISCLOSED. At the time of Borrower's or any Guarantor's first knowledge or notice, immediately notify Agent of any material adverse developments or changes in any of the matters referred to in Sections 5.4, 5.5, 5.6 and 5.8 hereof.

         6.10 COMPLIANCE CERTIFICATE. Furnish to each of the Banks concurrently with the furnishing of each financial statement or report required hereunder, a Compliance Certificate substantially in the form of EXHIBIT "H" attached hereto, together with all supporting documentation.

         6.11 MINIMUM CONSOLIDATED NET INCOME. Maintain, beginning December 31, 2002, as to DGC on a consolidated basis, on a rolling four (4) quarter basis, as of the end of each fiscal quarter net income after taxes (GAAP basis) of at least Ten Million Dollars ($10,000,000.00).

         6.12 LOAN AMOUNT TO NET WORTH. Maintain as to DGC at all times beginning on the Effective Date a ratio of (i) the sum of the total disbursed and unpaid principal balances of the Loan, DGC Loan and Junior Facility outstanding from time to time, to (ii) Tangible Net Worth (as defined in Section
1), of less than 3.0 to 1.0, declining to 2.25 to 1.0 upon the closing of the

Junior Facility or completion of an initial public offering by DGC of not less than Fifty Million Dollars ($50,000,000.00).

         6.13 MINIMUM TANGIBLE NET WORTH. Maintain at all times beginning on the Effective Date a Tangible Net Worth (as defined in Section 1) of not less than
(a) as to Borrower, Six Million Five Hundred Thousand Dollars ($6,500,000.00); and (b) as to DGC, Forty-Four Million Dollars ($44,000,000.00), and provided further that, with respect to DGC only, such Tangible Net Worth calculation shall be (x) decreased by (i) 100% of the goodwill purchase price associated with DGC's contemplated purchase of Cash Register, Inc. and (ii) 100% of the amount of any treasury stock purchase of DGC common stock currently held by Mutual Service Casualty Insurance Company, and (y) (i) commencing in DGC's fiscal fourth quarter, increased by 25% of all future net income after taxes, measured at the end of each fiscal quarter, and (ii) increased by 50% of the amount of any equity proceeds realized from any equity placement or offering.

         6.14 RATIO OF ELIGIBLE RECEIVABLES TO DEBT. Maintain at all times after the Effective Date a ratio of (a) Eligible Receivables, to (b) the aggregate unpaid principal balances of the Loan plus the Borrower's net indebtedness to insurers related to premiums financed on behalf of insureds plus the aggregate unpaid principal balance of the Junior Facility that has been advanced to Borrower, of not less than 1.05 to 1.0.

         6.15 RATIO OF UNEARNED PREMIUMS TO LOAN AMOUNT. Maintain at all times after the Effective Date a ratio of (a) unearned premiums assigned to Borrower as collateral for Policyholder obligations under Premium Finance Agreements and Installment Arrangements, and pledged by Borrower to the Agent as collateral for the Loan, plus receivables from insurers qualifying under clause (b) of the definition of Eligible Receivables, to (b) the aggregate outstanding Loan Amount, of not less than 1.1 to 1.0, provided that the amount of unearned premiums shall be decreased by the amount of any monthly premium settlements which are greater than 30 days past due from Borrower to any Affiliated Insurer.

         6.16 DEBT SERVICE COVERAGE RATIO. Maintain as to DGC as of the end of each fiscal quarter, beginning December 31, 2002, a ratio (the "Debt Service Coverage Ratio") of (a) net income plus interest plus taxes plus depreciation plus amortization (herein "EBITDA") of DGC on a consolidated basis for such quarter and the three (3) preceding fiscal quarters to (b) Debt Service (hereinafter defined) during the same period of four (4) fiscal quarters, of not less than 1.50 to 1.0. For purposes hereof, "Debt Service" shall mean the sum of
(w) all scheduled principal payments plus paid interest plus accrued interest as to the Loans, (x) all interest and borrowing costs incurred in connection with the Junior Facility, (y) preferred stock dividends and (z) the amount of principal payment requirements on the DGC Loan.

         6.17 NOTIFICATION OF PREMIUM FINANCE. Promptly upon the extension of credit under a Premium Finance Agreement or Installment Arrangement, send to the insurer issuing the policy the premiums on which are being financed, a copy of the specific Premium Finance Agreement or Installment Arrangement, as applicable, or otherwise notify said insurer of the assignment by the insured to the Borrower of the rights to unearned premiums.

         6.18 MINIMUM CAPITAL SURPLUS OF AFFILIATED INSURERS. Maintain as to DGC at all times hereafter, commencing December 31, 2002, a minimum capital surplus (including surplus notes) of all Affiliated Insurers on a combined GAAP basis of not less than Forty-Five Million

Dollars ($45,000,000.00), increased by the amount of any capital surplus realized from Borrower's and/or DGC's closing of the Junior Facility.

SECTION 7: NEGATIVE COVENANTS

         Each of Borrower, DGC and the Agency Subsidiaries covenants and agrees that at all times from and after the Effective Date, unless the Required Banks shall otherwise consent in writing, it will not, either directly or indirectly:

         7.1 INDEBTEDNESS. Incur, create, assume or permit to exist against Borrower, DGC, any Agency Subsidiary or any Affiliated Insurer any indebtedness or liability, including, but not limited to, indebtedness evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) Indebtedness of Borrower to the Banks pursuant to this Loan Agreement;

                  (b) Trade accounts payable, taxes payable, accrued employees' bonuses and withheld amounts, accrued liabilities with respect to contributions to pension plans and other similar short-term obligations incurred by Borrower, DGC, the Agency Subsidiaries or any Affiliated Insurer in the normal course of operating its business (and not for borrowed money), provided that the amount of such obligations shall not be unduly large, in the reasonable judgment of the Agent, considering the size and nature of its business, and provided that it shall not be in default with respect to any of such obligations;

                  (c) Indebtedness of DGC to the DGC Banks pursuant to the DGC Loan;

                  (d) Indebtedness of Borrower and/or DGC pursuant to the Junior Facility; and

                  (e) Leases of offices, furniture and equipment in the ordinary course of business;

provided, however, the Agency Subsidiaries may incur indebtedness owed to one or more institutional lenders for the purpose of funding short-term working capital needs not to exceed in the aggregate Two Million Dollars ($2,000,000.00).

         7.2 MORTGAGES, LIENS, ETC. Create, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of the assets of Borrower, DGC, any Agency Subsidiary or any Affiliated Insurer, now or hereafter owned, except for:

                  (a) Liens securing payment of the Notes;

                  (b) Junior, subordinated Liens securing payment of the Junior Facility; and

                  (c) Permitted Encumbrances.

         7.3 GUARANTEES. Guarantee or otherwise in any way become or be responsible for, or permit any Affiliated Insurer to guarantee or otherwise in any way become or be responsible for, the indebtedness or obligations of any other Person, by any means whatsoever, whether by agreement to purchase the indebtedness of any other Person or agreement for the furnishing of funds to any other Person, for the purpose of paying or discharging the indebtedness of any other

Person, or otherwise, without the prior written consent of the Required Banks, except for the endorsement of negotiable instruments by the Borrower, DGC, the Agency Subsidiaries or Affiliated Insurers in the ordinary course of business for collection, except for the obligation of DGC and the Agency Subsidiaries pursuant to the Eighth Amended and Restated Guaranty Agreement, except for the guaranty by DGC of indebtedness of the Agency Subsidiaries permitted under
Section 7.1 hereof, except for the guaranty by DGC of any obligation of any Agency Subsidiaries or Affiliated Insurers, and except for any guaranty given in connection with the Junior Facility, provided such obligation is not prohibited by this Loan Agreement and does not cause DGC to be in default under any other provision of this Loan Agreement.

         7.4 SALE OF ASSETS. Sell, lease, transfer or dispose of all or a substantial part of its assets, or permit any Affiliated Insurer to sell, lease, transfer or dispose of all or a substantial part of its assets, except for sales in the ordinary course of business and sales or leases of DIC-owned real estate, computers or other fixed assets.

         7.5 LOANS AND INVESTMENTS. Make, or permit an Affiliated Insurer to make, any loans to or investments in, or purchase any stock, other securities or evidence of indebtedness of any Person, except for (a) the ownership by DGC, directly or indirectly, of all of the stock in Borrower, the Affiliated Insurers and the Agency Subsidiaries, (b) the investment by Borrower or any of the Agency Subsidiaries in the Borrower or any of the Agency Subsidiaries, (c) the purchase of insurance agencies or insurance companies at an aggregate price (excluding capital and surplus) (for the Affiliated Insurers, the Agency Subsidiaries and DGC, taken as a whole) not to exceed Four Million Five Hundred Thousand Dollars ($4,500,000.00), (d) as to Affiliated Insurers, Allowable Investments, and (e) as may occur in connection with the Junior Facility.

         7.6 SALE OF RECEIVABLES. Sell, discount or otherwise dispose of any of its Receivables or any promissory note or obligation held by it, with or without recourse, except for (a) an Agency Subsidiary's assignment sale of Receivables to Borrower, and (b) provided that the Required Banks shall have consented in writing, such consent not to be unreasonably withheld, Borrower's sale from time to time to Affiliated Insurers of Receivables which are identified in a written notice given to Agent at least thirty (30) days prior to such sale, for cash at a price equal to the full face amount of such Receivables, with the entire cash purchase price to be used to repay the outstanding balance of the Loan.

         7.7 NEW BUSINESS. Directly or indirectly whether in its own name or through one or more subsidiaries (a) expand, acquire or enter into any business other than (i) the business of DGC and its subsidiaries providing any type of insurance, related financial products, or related business (such as auto club) and (ii) the Agency Subsidiaries providing or offering products and services not related to the insurance business (such as payday loans, consumer loans, personal communication equipment, tax filing services, money transfer services) provided that Borrower, DGC and the Agency Subsidiary will not, in the aggregate, invest more than Two Million Dollars ($2,000,000.00), either directly or as joint venturers, in such activities; or (b) enter into any management contract whereby the effective management or control of DGC or any of its subsidiaries is delegated to third parties, without the prior written consent of the Required Banks.

         7.8 CONSOLIDATION OR MERGER; ACQUISITION OF ASSETS. Enter into any transaction of merger or consolidation, acquire any other business or corporation, or acquire all or substantially all of the property or assets of any other Person, except as permitted by Section 7.5 hereof or except as permitted by Section 8.20 hereof; provided, however, that any such transaction or acquisition permitted by Section 7.5 or Section 8.20 shall only be permitted if such transaction (i) does not cause or result in an Event of Default and (ii) does not cause or result in an event which with notice, lapse of time or both may become an Event of Default hereunder.

         7.9 DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS. Declare or pay, or set apart any funds for the payment of, any dividends on any shares of capital stock of Borrower or DGC (except as hereinafter set out), or apply any funds, properties, or assets of Borrower or DGC to or set apart any funds properties or assets for, the purchase, redemption or other retirement of or make any other distribution (whether by reduction of capital or otherwise) in respect of, any shares of capital stock of Borrower or DGC (common or preferred), provided, however, that DGC shall be permitted to redeem shares of shareholders to the extent that the expenditures required by such redemption(s) do not result in a violation of any of the financial covenants set forth in this Loan Agreement or otherwise cause the occurrence of a default hereunder. Notwithstanding the foregoing, Borrower and DGC shall be permitted to pay dividends to the holders of the preferred stock held by SSM Venture Partners, L.P., Noro-Mosely Partners II, L.P., David F. Bellet and Eldon Capital, provided that no Event of Default nor any event which with notice, lapse of time or both may become an Event of Default hereunder shall have occurred and be continuing, and that such payment will not result in an Event of Default hereunder.

         7.10 [Intentionally Deleted.]

         7.11 [Intentionally Deleted.]

         7.12 [Intentionally Deleted.]

SECTION 8: EVENTS OF DEFAULT

         An "Event of Default" shall exist if any of the following shall occur:

         8.1 PAYMENT OF PRINCIPAL, INTEREST. The Borrower defaults in the payment of principal or interest due at the Loan Termination Date; or Borrower defaults for more than ten (10) days after the same shall be due, in the payment of principal or interest due at any other time on the Notes or for more than ten
(10) days after demand by the Agent in the payment of any fees due under this Loan Agreement; or Borrower or any Guarantor shall default beyond any cure period applicable thereto in the prompt payment when due of any other indebtednesses, liabilities, or obligations to the Banks, whether now existing or hereafter created or arising, direct or indirect, absolute or contingent, including, but not limited to, the DGC Loan.

         8.2 PAYMENT OR PERFORMANCE OF OTHER OBLIGATIONS. DGC shall default, beyond any cure period applicable thereto, with respect to the Securities Purchase Agreement or DGC's preferred stock provisions adopted pursuant thereto; or the Borrower, any Guarantor or any Affiliated Insurer defaults, beyond any cure period applicable thereto, with respect to any other agreement if such default or the consequences thereof will or may, in the reasonable judgment of the Required Banks, have a material adverse effect on the business or operations of Borrower (considered separately), or of the Affiliated Insurers (considered as a whole), or of DGC (considered separately), or of DGC and its subsidiaries on a consolidated basis, or of Borrower, Affiliated Insurers and DGC, as a whole; or the Borrower or any Guarantor defaults, beyond any cure period applicable thereto, with respect to any settlement with insurers for policies financed when due, or the payment or performance of any other obligation incurred in connection with any indebtedness for borrowed money, if the effect of such default is to accelerate the maturity of such indebtedness, or if the effect of such default is to cause such indebtedness to become due prior to its stated maturity; or the Borrower, any Guarantor or any Affiliated Insurer shall default in the payment or performance of any other duty, liability or obligation at any time owed to the Banks or any of them.

         8.3 REPRESENTATION OR WARRANTY. Any representation or warranty made by the Borrower or any Guarantor herein, or in any report, certificate, financial statement or other writing furnished in connection with or pursuant to this Loan Agreement shall prove to be false, misleading or incomplete in any material respect on the date as of which made.

         8.4 [Intentionally Deleted.]

         8.5 LIQUIDITY RATIO. If the Liquidity Ratio shall at any time be less than 1.0 to 1.0.

         8.6 [Intentionally Deleted.]

         8.7 [Intentionally Deleted.]

         8.8 RISK BASED CAPITAL. If NAIC Risk Based Capital (measured annually) of the Affiliated P&C Insurers on a consolidated basis, computed in accordance with standards adopted by NAIC, as amended from time to time, shall at any time be less than two hundred fifty percent (250%) of the "authorized control level" as defined under such standards.

         8.9 [Intentionally Deleted.]

         8.10 [Intentionally Deleted.]

         8.11 [Intentionally Deleted.]

         8.12 ALLOWABLE INVESTMENTS. If any Affiliated Insurer shall make any loans to, investments in, or purchase any stock, securities or evidence of indebtedness of, a Person other than Allowable Investments.

         8.13 REINSURER RATING. If as to any nonaffiliated Reinsurer to which an Affiliated Insurer cedes risk and policy liabilities by agreement, as of the date when an Affiliated Insurer enters into any such agreement, such Reinsurer shall fail to have an A.M. Best rating of:

                  (i) A- or better, or

                  (ii) B+ or better, provided that the aggregate risk to an Affiliated Insurer on account of such Reinsurer does not exceed ten percent (10%) of the pro rata share being reinsured. [EXAMPLE:
         Reinsurer buys a 25% participation from Affiliated Insurer; Affiliated Insurer's risk may not exceed 2.5% of Affiliated Insurer's total policy value.]

Failure to comply with the above rating requirement shall not be an Event of Default, however, if (a) such Reinsurer having a noncomplying rating shall have furnished to an Affiliated Insurer an irrevocable letter of credit that is issued by a bank that meets the eligibility standards of the NAIC's Securities Valuation Office and that is in an amount, updated quarterly, not less than the sum of (i) the unearned premiums of such Reinsurer on policies ceded by an Affiliated Insurer, plus (ii) claims of Affiliated Insurers for losses due from such Reinsurer; or (b) if an Affiliated Insurer retains funds in a funds withheld account equal to or greater than such sum.

         8.14 [Intentionally Deleted.]

         8.15 BANKRUPTCY, ETC. The Borrower, any Guarantor or any Affiliated Insurer shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Borrower, any Guarantor or any Affiliated Insurer, in which an order for relief is entered or which remains undismissed for a period of sixty (60) days or more; or if the Commissioner shall initiate or take action to place Borrower, any Agency Subsidiary or any Affiliated Insurer in receivership, in rehabilitation or under the supervision of any court-appointed trustee or administrator; or if the Commissioner shall place Borrower, any Agency Subsidiary or any Affiliated Insurer under any cease and desist order or other judicial or administrative decree which materially and adversely affects its business or operations; or Borrower or any Guarantor by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or Borrower, any Guarantor or any Affiliated Insurer shall generally not pay its debts as such debts become due.

         8.16 COMPLIANCE WITH LAWS. If an Affiliated Insurer shall at any time fail in any material respect to comply with all insurance laws, rules and regulations of the states in which it operates or does business.

         8.17 CONCEALMENT OF PROPERTY, ETC. The Borrower or any Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within ninety (90) days from the date thereof.

         8.18 [Intentionally Deleted.]

         8.19 [Intentionally Deleted.]

         8.20 CHANGE IN OWNERSHIP. There shall occur any change in the ownership of the capital stock of Borrower, Affiliated Insurers or DGC, except for (a) changes in ownership of stock in DGC which, in the aggregate, for all such changes, do not exceed forty-nine percent

(49%) of DGC's outstanding stock, (b) changes in ownership of stock in DGC resulting from conversion of shares of preferred stock in DGC into common stock of DGC or the transfer or assignment of such preferred stock, in the manner contemplated by the Securities Purchase Agreement, (c) changes in ownership of stock in DGC resulting from a public offering of the stock of DGC, or (d) changes in ownership of stock in any Agency Subsidiary or Affiliated Insurer, provided that the ultimate direct or indirect ownership remains with DGC.

         8.21 LOAN DOCUMENTS TERMINATED OR VOID. This Loan Agreement, the Notes, the Eighth Amended and Restated Guaranty Agreement or any instrument securing this Loan Agreement, the Notes or the Eighth Amended and Restated Guaranty Agreement shall, at any time after their respective execution and delivery and for any reason, cease to be in full force and effect or shall be declared to be null and void or the Borrower or any Guarantor shall deny that either of them has any or further liability, or shall seek to discontinue or terminate its obligations, under this Loan Agreement and the Notes, or under the Eighth Amended and Restated Guaranty Agreement, respectively.

         8.22 COVENANTS. The Borrower or any Guarantor defaults in the performance or observance of any other covenant, agreement or undertaking on its part to be performed or observed, contained herein, in the Seventh Amended and Restated Security Agreement, the Seventh Amended and Restated Pledge Agreement, the DGC Loan Agreement or in any other instrument or document which now or hereafter evidences or secures all or any part of the Loan indebtedness or the DGC Loan indebtedness, and such failure or default shall continue for thirty
(30) days after written notice by Agent to Borrower of such failure or default.

         8.23 REMEDY. Upon the occurrence of any Event of Default, and after any notice and cure period applicable thereto, which has not been waived pursuant to
Section 10.1 hereof, each Bank shall, at its option, be relieved of any obligation to make further Advances under this Agreement; and the Agent, at the direction of the Required Banks, shall declare the entire principal balance of all of the Notes, all accrued interest thereon and all other amounts due to the Banks under this Loan Agreement to be immediately due and payable for all purposes. The Agent may, and at the direction of the Required Banks shall, thereupon exercise all rights and remedies available to it under the Loan Documents or available at law or in equity. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, and after any notice and cure period applicable thereto, regardless of whether the maturity of the Loans shall have been accelerated, the Agent may, and at the direction of the Required Banks shall, give notice to Policyholders to pay any installments coming due under Premium Finance Agreements or Installment Arrangements to Agent, may collect any and all such installments, may exercise any right or power granted to Borrower or any Agency Subsidiary to cancel policies of insurance (including, but not limited to the power granted in the Premium Finance Agreements), may collect and file claims to collect unearned premiums from insurers and/or Insurance Guaranty Funds, whether acting in the name and on behalf of the Policyholders, Borrower, an Agency Subsidiary, Agent or the Banks. Further, the Agent on behalf of the Banks shall have the right to the appointment of a receiver to take possession of Borrower's premises, properties, assets, books and records, without consideration of the value of the collateral pledged as security for the Notes or the solvency of any person liable for the payment of the amounts then owing, and all amounts collected by the receiver shall, after expenses of the receivership, be applied to the payment of the Notes, and interest thereon in the proportions described elsewhere in this Loan Agreement; and the Agent shall have the right to do the same without the appointment of a receiver. All such rights and remedies are cumulative and nonexclusive, and may be exercised by the Agent concurrently or sequentially, in such order as the Agent may choose or the Required Banks may direct.

SECTION 9: THE AGENT

         The Banks hereby agree among themselves (and the Borrower by its execution hereof hereby acknowledges such agreement) as follows:

         9.1 APPOINTMENT. Each Bank hereby appoints First Tennessee Bank National Association as the Agent hereunder, and under the other Loan Documents, and each agrees that the Agent is authorized to act as its agent hereunder, and under the other Loan Documents. Agent agrees to act as the agent upon the express conditions contained in this Section 9 and the other Loan Documents. The provisions of this Section 9 are solely for the benefit of the Agent, and neither the Borrower nor any Guarantor shall have any rights as a third party beneficiary of any of the provisions hereof or thereof. In performing its functions and duties hereunder and under the other Loan Documents, the Agent shall act solely as the agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any Guarantor.

         9.2 AGENT ENTITLED TO ACT AS A BANK. The agency created hereunder shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, First Tennessee Bank National Association in its capacity as a lender pursuant to this Loan Agreement. With respect to its interests in the Loan, said Bank shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it hereunder and the term "Bank" or "Banks" or any similar term shall, unless the context clearly otherwise indicates, include First Tennessee Bank National Association in its individual capacity. As long as such arrangements do not otherwise violate this Loan Agreement, said Bank (and each of its affiliates) may lend money to and generally engage in any kind of business with the Borrower, DGC, any Affiliated Insurer and the Agency Subsidiaries as if it were not the Agent.

         9.3 EXCULPATORY PROVISIONS.

         (a) Powers and General Immunity of the Agent.

                  (i) Each Bank irrevocably authorizes the Agent to take such action on such Bank's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities to such Bank which are expressly specified in this Loan Agreement and the other Loan Documents and it may perform such duties by or through its agents or employees. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Loan Agreement a fiduciary relationship in respect of any of the Banks, and nothing in this Loan Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Loan Agreement or the other Loan Documents except as expressly set forth herein or therein.

                  (ii) In performing its functions and duties hereunder on behalf of the Banks, the Agent shall exercise the same care which it would in dealing with loans for its own account, but the Agent shall not be responsible to any Bank for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Loan Agreement, the other Loan Documents or any notes or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished by the Agent to the Banks or by or on behalf of the Borrower or any Guarantor to the Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the existence or possible existence of any Event of Default.

                  (iii) Neither the Agent nor any of its officers, directors, employees or agents shall be liable to the Banks for any action taken or omitted under this Loan Agreement or the other Loan Documents or in connection herewith or therewith, except to the extent such liability has arisen from the Agent's willful misconduct or gross negligence. Without prejudice to the generality of the foregoing, the Agent shall be entitled to rely, and shall be fully protected in relying, on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrower or any Guarantor), accountants, experts and other professional advisors selected by it. Subject to the first sentence of this clause (iii), no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting under this Loan Agreement or the other Loan Documents in accordance with the instructions of the Required Banks or all of the Banks, as applicable. The Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Loan Agreement or the other Loan Documents unless and until it has obtained the instructions of the Required Banks or the Banks, as applicable, and no Bank shall have any right of action whatsoever against the Agent as a result of the Agent's failure to act in the absence of instructions from the Required Banks or the Banks, as applicable.

         (b) Representations and Warranties; No Responsibility for Appraisal of Creditworthiness.

                  (i) Each Bank represents and warrants to Agent that it has made its own independent investigation of the financial condition and affairs of the Borrower, DGC, Affiliated Insurers and the Agency Subsidiaries in connection with the making of the Loan and has made and shall continue to make its own appraisal of the creditworthiness of the Borrower and its subsidiaries. Except as provided in this Agreement, the Agent shall not have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Banks or to provide any Bank with any credit or other information with respect thereto whether coming into its possession before the initial borrowing hereunder or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to the Banks.

                  (ii) Each Bank hereby represents and warrants to Agent that:

                           (1) Such Bank has, independently and without reliance
                  upon Agent and based on the financial and other information of the Borrower, DGC, Affiliated Insurers and the Agency Subsidiaries heretofore delivered to such Bank and on such other documents and information as such Bank has deemed appropriate, made its own credit analysis and decision to make its Loan, and shall continue to do so without reliance on Agent; and such Bank acknowledges that Agent has not made and does not make any representations or warranties or assume any responsibility with respect to the validity, genuineness, enforceability (as against any Person other than Agent) or collectibility of the Loan, this Loan Agreement or the other Loan Documents; and

                           (2) Such Bank is making its Loan in the ordinary
                  course of its lending business for its own account and not with a view to or for sale in connection with any distribution thereof provided that the disposition of such Bank's property shall at all times be and remain within such Bank's control.

         (c) RIGHT TO INDEMNITY. Each Bank will reimburse and indemnify the Agent, ratably according to the respective principal amounts of the Notes then held by each of them, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent, acting pursuant hereto, in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Agent under any of the Loan Documents in proportion to each Bank's respective pro rata share of the Loan; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Banks under this Paragraph (c) shall survive the payment in full of the Loan and the termination of this Loan Agreement and the resignation of the Agent.

         (d) BANKS TREATED AS OWNERS. The Agent may deem and treat each Bank as the owner of its respective interests in the Loan as reflected herein for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the owner of interests in the Loan shall be conclusive and binding on any subsequent holder, transferee or assignee of such interests.

         (e) AUTHORIZATION OF LOAN DOCUMENTS; EXERCISE OF REMEDIES. Each Bank hereby authorizes the Agent to enter into, and approves and ratifies the execution by the Agent of, this Loan Agreement and the other Loan Documents and authorizes the Agent to take all action contemplated thereby. Each Bank agrees that no Bank shall have any right to seek to enforce its Note, to exercise any rights under the Eighth Amended and Restated Guaranty Agreement or to realize upon the security granted by this Loan Agreement or any of the other Loan Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of itself and the other Banks upon the respective terms set forth herein and therein. At the direction of the Required Banks, the Agent may proceed to protect and enforce all or any of the rights, remedies, powers and privileges under this Loan Agreement and the other Loan Documents, notwithstanding that such Agent is not a holder of all of the Notes. The Agent may proceed by action at law, suit in equity or other appropriate proceedings whether for specific performance of any covenant contained in this Loan Agreement or the other Loan Documents or in aid of the exercise of any power granted to the Banks or the Agent herein or therein; provided, however, that no Bank shall be entitled to realize upon the collateral for the Loan or exercise remedies hereunder or under the other Loan Documents with respect to such collateral, but that all such actions shall be taken by the Agent, on behalf of the Banks, at the direction of the Required Banks.

         9.4 DOCUMENTS AND INFORMATION. Following the Effective Date, Agent will cause a copy of each of the executed Loan Documents to be mailed to each of the Banks at their addresses specified in the first paragraph of this Loan Agreement. Agent and each of the Banks (the "Disclosing Bank") agrees to use reasonable good faith efforts to disclose to each of the other Banks, as soon as practicable after discovery, any information or communication (a) which the Disclosing Bank has reason to believe is not known by the other Banks and (b) which the Disclosing Bank has reason to believe may have a material and adverse effect upon the business or operations of the Borrower, DGC and/or Affiliated Insurers and/or upon the collateral security for the Loan, and as a result, may impair the repayment of the Loan as and when due; provided, however, that neither the Agent nor the other Banks shall have any liability as a result of its or their failure to disclose any information pursuant to this section, nor shall any Bank assert any such failure by another Bank as a defense to any claim asserted against a Bank under the provisions of this Agreement.

         9.5 RESIGNATION. The Agent may resign at anytime by giving thirty (30) days' prior written notice thereof to each Bank and the Borrower; provided that prior to relinquishing its duties, the Agent will make reasonable efforts to find a successor agent acceptable to the Required Banks. Upon any such resignation, the Required Banks shall have the right, upon five days notice to the Borrower, to appoint a successor Agent. Upon acceptance of appointment, the successor Agent shall succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Loan Agreement. Except in the case of the Agent's gross negligence or willful misconduct, First Tennessee Bank cannot be removed as Agent hereunder unless First Tennessee Bank shall consent to such removal.

         9.6 ASSIGNMENTS AND PARTICIPATIONS. Without the prior written consent of each other Bank, no Bank shall be permitted to sell, assign or transfer its Note or its share of the Loan indebtedness. Notwithstanding the foregoing, (i) any Bank shall be permitted to sell, assign or transfer its Note and its shares of the Loan indebtedness to an affiliate of such Bank without obtaining such consent, and (ii) any Bank shall be permitted to sell a participation or participations in its Facility Commitment and of its share of the Loan indebtedness, provided that such Bank (including its affiliates) shall at all times retain for its own account not less than fifty percent (50%) of its Note and of its Facility Commitment.

SECTION 10: MISCELLANEOUS

         10.1 ENTIRE AGREEMENT/AMENDMENTS. As of the Effective Date, this Loan Agreement supersedes and replaces any and all prior agreements and understandings relating to the subject matter hereof, including without limitation, the Original Loan Agreement, the Second Loan Agreement, the Third Loan Agreement, the Fourth Loan Agreement, the Fifth Loan Agreement, the Sixth Loan Agreement, and the Seventh Loan Agreement. The provisions of this Loan Agreement, the Notes or any other Loan Documents may be amended, modified or waived only by an instrument in writing signed by the Required Banks; provided that without the unanimous written consent or approval of all of the Banks neither the Agent nor any other Bank may amend the Loan Documents (a) to increase the amount of any Bank's Facility Commitment, the aggregate amount committed pursuant to this Loan Agreement or the relative proportions of the Banks' Facility Commitments; (b) to change the rate of interest on any Note; (c) to reduce the amount of any fee due or to become due pursuant to the Loan Documents; (d) to modify the Borrowing Base; (e) to extend or modify the Loan Termination Date; (f) to postpone the due date of any payment due under any Note; (g) to release any Guarantor; (h) to modify the Seventh Amended and Restated Security Agreement, or Seventh Amended and Restated Pledge and Security Agreement in such manner as to change the description of the collateral for the Loan; (i) to change the ratable distribution of payments to the Banks; (j) to change the definition of "Required Banks"; (k) to release or subordinate any portion of or collateral for the Loan; or (l) to amend this Section 10.1 and
Section 10.16 hereof.

         10.2 NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be mailed, certified mail, return receipt requested, or delivered in person, or sent by nationally recognized overnight courier service, marked for next-day delivery, if to the Borrower, DGC or the Agency Subsidiaries, to it at 1281 Murfreesboro Road, Nashville, Tennessee 37217; if to the Agent, to it at 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division; if to the other Banks, to them at their addresses specified in the initial paragraph of this Loan Agreement; or as to any such person at such other address as shall be designated by such person in a written notice to the other parties hereto complying as to delivery with the terms of this Section 10.2. All such notices and other communications shall be effective (i) if mailed, when received or three (3) Business Days after mailing, whichever is earlier; or (ii) if delivered, upon delivery; or (iii) if sent by overnight courier service, on the day scheduled for delivery.

         10.3 [Intentionally Deleted.]

         10.4 NO WAIVER, CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or the Banks, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Waiver of any right, power, or privilege hereunder or under any instrument or document now or hereafter securing the indebtedness evidenced hereby or under any guaranty at any time given with respect thereto is a waiver only as to the specified item. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         10.5 INDEMNIFICATION. Borrower agrees to indemnify Agent and Banks from and against any and all claims, losses and liabilities, including, without limitation, reasonable attorneys' fees, growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from Agent's or Banks' negligence or misconduct and except for claims asserted by Borrower and/or the Guarantors against Agent and/or the Banks. The indemnification provided for in this Section shall survive the payment in full of the Loan.

         10.6 SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of the Notes. This Loan Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest therein.

         10.7 LIENS; SETOFF BY AGENT OR BANKS. Borrower hereby grants to the Agent and the Banks a continuing lien, as security for the Notes and all other indebtednesses of the Borrower to the Agent and the Banks, upon any and all of its moneys, securities and other property and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent and the Banks from or for Borrower, and also upon any and all deposits (general or special, matured or unmatured) and credits of the Borrower against the Agent or the Banks, at any time existing. Upon the occurrence of any Event of Default as specified above, and after any notice and cure period applicable thereto, the Agent and the Banks are hereby authorized at any time and from time to time, without prior notice to Borrower to set off, appropriate, and apply any and all items hereinabove referred to against any or all indebtednesses of the Borrower (but with prompt post set-off notice) to the Banks. Any amount recovered by any Bank, whether as a result of the exercise of the right of setoff or otherwise, shall be distributed among the Banks pro rata in accordance with the provisions of
Section 2.6 hereof.

         10.8 GOVERNING LAW. This Loan Agreement shall be governed and construed in accordance with the laws of the State of Tennessee; except (a) that the provisions hereof which relate to the payment of interest shall be governed by
(i) the laws of the United States or, (ii) the laws of the State of Tennessee, whichever permits the Banks to charge the higher rate, as more particularly set out in the Notes, and (b) to the extent that the Liens in favor of the Agent and the Banks, the perfection thereof, and the rights and remedies of the Agent and the Banks with respect thereto, shall, under mandatory provisions of law, be governed by the laws of a state other than Tennessee.

         10.9 EXECUTION IN COUNTERPARTS; TELECOPIES. This Loan Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Telecopies of executed documents will be deemed originals for the purpose of closing the Loan; provided that originals are promptly forwarded following the closing.

         10.10 TERMINOLOGY; SECTION HEADINGS. All personal pronouns used in this Loan Agreement whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Section headings are for convenience only and neither limit nor amplify the provisions of this Loan Agreement.

         10.11 ENFORCEABILITY OF AGREEMENT. Should any one or more of the provisions of this Loan Agreement be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto.

         10.12 INTEREST LIMITATIONS.

         (a) The Loan and the Notes evidencing the Loan, including any renewals or extensions thereof, may provide for the payment of any interest rate (i) permissible at the time the contract to make the Loan is executed, (ii) permissible at the time the Loan is made or any advance thereunder is made, or
(iii) permissible at the time of any renewal or extension of the Loan or the Notes.

         (b) It is the intention of the Agent, the Banks and the Borrower to comply strictly with applicable usury laws; and, accordingly, in no event and upon no contingency shall the Agent or the Banks ever be entitled to receive, collect, or apply as interest any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate which the Banks may lawfully charge under applicable statutes and laws from time to time in effect; and in the event that the holder of a Note ever receives, collects, or applies as interest any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness thereby evidenced; and if the principal amount of the indebtedness evidenced thereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the Borrower, or other party lawfully entitled thereto. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest rate which the Banks may lawfully charge under applicable law from time to time in effect, the Borrower, the Agent and the Banks shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as a reasonable loan charge, rather than as interest. Any provision hereof, or of any other agreement among the Agent and the Banks and the Borrower, that operates to bind, obligate, or compel the Borrower to pay interest in excess of such maximum rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement among the Agent, the Banks and the Borrower that is in conflict with the provisions of this paragraph.

         The Notes shall be governed and construed according to the statutes and laws of the State of Tennessee from time to time in effect, except to the extent that Section 85 of Title 12 of the United States Code (or other applicable federal statue) may permit the charging of a higher rate of interest than applicable state law, in which event such applicable federal statute, as amended and supplemented from time to time shall govern and control the maximum rate of interest permitted to be charged hereunder; it being intended that, as to the maximum rate of interest which may be charged, received, and collected hereunder, those applicable statutes and laws, whether state or federal, from time to time in effect, which permit the charging of a higher rate of interest, shall govern and control; provided, always, however, that in no event and under no circumstances shall the Borrower be liable for the payment of interest in excess of the maximum rate permitted by such applicable law, from time to time in effect.

         10.13 NON-CONTROL. In no event shall the existence of Agent's or the Banks' rights hereunder be deemed to indicate that the Agent or the Banks are in control of the business, management or properties of the Borrower or has power over the daily management functions and operating decisions made by the Borrower.

         10.14 FEES AND EXPENSES. The Borrower agrees to pay, or reimburse the Agent for, the actual out-of-pocket expenses, including reasonable counsel fees and fees of any accountants, auditors, inspectors or other similar experts, as deemed necessary by the Agent, incurred by the Agent in connection with the development, preparation, execution, amendment, recording, administration (excluding the salary of Agent's employees and Agent's normal and usual overhead expenses) or enforcement of, or the preservation of any rights under this Loan Agreement, the Notes, and any other Loan Document, including, but not limited to, the fees and expenses of the auditors referred to in Section 6.7 hereof; provided, however, that Borrower shall not be responsible for paying the costs of such audits more than once per year unless an Event of Default shall have occurred.

         10.15 TIME OF ESSENCE. Time is of the essence of this Loan Agreement, the Notes, and the other instruments and documents executed and delivered in connection herewith.

         10.16 COMPROMISES, RELEASES, ETC. Borrower and Guarantors hereby authorize the Banks from time to time, without notice to anyone, to make any sales, pledges, surrenders, compromises, settlements, releases, indulgences, alterations, substitutions, exchanges, changes in, modifications, or other dispositions including, without limitation, cancellations, of all or any part of the Loan indebtedness, or of any contract or instrument evidencing any thereof, or of any security or collateral therefor, and/or to take any security for or other guaranties upon any of said indebtedness; and the liability of the Guarantors shall not be in any manner affected, diminished, or impaired thereby, or by any lack of diligence, failure, neglect, or omission on the part of Agent or the other Banks to make any demand or protest, or give any notice of dishonor or default, or to realize upon or protect any of said indebtedness or any collateral or security therefor. The Banks shall have the exclusive right to determine how, when, and what application of payments and credits, if any, shall be made on the Loan and extensions of credit or any part thereof, and shall be under no obligation, at any time, to first resort to, make demand on, file a claim against, or exhaust its remedies against the Borrower, or its property or estate, or to resort to or exhaust its remedies against any collateral, security, property, liens, or other rights whatsoever. It is expressly agreed that Agent, acting at the direction of the Required Banks, may at any time make demand for payment on, or bring suit against, the Guarantors, jointly or severally, and/or the Borrower (without the necessity of joining all such parties), and, with the unanimous consent of the Banks, may compound with any one or more of the Guarantors for such sums or on such terms as it may see fit, and without notice or consent, the same being hereby expressly waived, release such of Guarantors from all further liability to it, without thereby impairing its rights in any respect to demand, sue for, and collect the balance of the indebtedness from any of the Guarantors not so released. The Banks agree that any action pursuant to this Section 10.16 shall be only by unanimous consent of the Banks.

         10.17 JOINDER OF GUARANTORS. The Guarantors join herein for the purpose of acknowledging and consenting to the terms and provisions hereof (and especially the provisions of Section 10.16), and do further absolutely and unconditionally guarantee the payment and performance of each and every obligation and undertaking of the Borrower hereunder.

         10.18 VENUE OF ACTIONS.

         (a) As an integral part of the consideration for the making of the Loan, it is expressly understood and agreed that no suit or action shall be commenced by the Borrower, by any Guarantor, or by any successor, personal representative or assignee of any of them, with respect to the Loan contemplated hereby, or with respect to this Loan Agreement or any other Loan Document, other than in a state court of competent jurisdiction in and for Shelby County, Tennessee, Davidson County, Tennessee, or in the United States District Court for the Western District or Middle District of Tennessee, and not elsewhere, and, to the extent permitted by applicable law, Borrower and Guarantors hereby agree and consent that any action or proceeding may be brought by Agent or any of the Banks in such courts and waive any objections that they may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same. Further, Borrower and Guarantors agree that service of process in any action or proceeding described in this Section 10.18 or otherwise brought in connection with the Loan may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section
10.2 hereof or at such other address of which the Agent shall have been notified pursuant thereto and to Wyatt, Tarrant & Combs, LLP, 2525 End Avenue, Suite 1500, Nashville, Tennessee 37203, Attention: Tony Saunders. Borrower and Guarantors also agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law. Nothing in this paragraph contained shall prohibit Agent or Banks from instituting suit in any court of competent jurisdiction (where Borrower and/or any Guarantor is doing business or is qualified to do business) for the enforcement of their rights hereunder or in any other Loan Document.

         (b) To the maximum extent not prohibited by law, each party to this Agreement hereby waives any right which it may have to claim or recover consequential damages in any legal action or proceeding with respect to, or in any way arising out of, the Loan or this Loan Agreement, or any other legal action or proceeding referred to in this Section 10.18.

         10.19 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         10.20 CONFLICT. In the event of any conflict between the provisions hereof and the provisions of the Seventh Amended and Restated Security Agreement or the Seventh Amended and Restated Pledge and Security Agreement, during the continuance of this Agreement the provisions of this Agreement shall control.

         10.21 ACKNOWLEDGMENTS. The Borrower and each Guarantor hereby acknowledge that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement and the other Loan Documents;

                  (b) neither the Agent nor any Bank has any fiduciary relationship with, or fiduciary duty to, the Borrower or any Guarantor arising out of or in connection with the Loan, this Loan Agreement or any of the other Loan Documents, and the relationship between the Agent and the Banks, on the one hand, and the Borrower and the Guarantors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Banks or among the Borrower and the Guarantors and the Banks or among the Borrower and the Guarantors and the Agent.

         10.22 MODIFICATION OF LOAN DOCUMENTS TO REFLECT JUNIOR FACILITY. Banks will in good faith facilitate the modification of the Loan Documents to evidence the terms of the Junior Facility.

         10.23 POST-CLOSING REQUIREMENTS. Within twenty (20) business days from the date of this Loan Agreement, Borrower will satisfy the post closing issues set forth in the Post-Closing Letter to Borrower from Agent of even date herewith. In the event that the Borrower fails to comply with the provisions of this Section 10.23, said failure shall constitute an Event of Default under this Loan Agreement.

SECTION 11: ELIGIBLE STATES

         11.1 ADDITIONS OF ELIGIBLE STATES. Borrower may at any time request that a state, in addition to those listed in EXHIBIT "A," be included in the listing of Eligible States. In connection with such request, Borrower shall furnish to the Banks and their respective counsel such evidence and information as they may request (including the opinion of local counsel satisfactory to the Required Banks) to establish (a) that Borrower, Affiliated Insurers or Agency Subsidiaries, as applicable, are qualified to do business and duly licensed under the insurance laws of such state, (b) that the Premium Finance Agreement or Installment Arrangement, as applicable, complies with the laws of such state,
(c) that Agent, for the benefit of the Banks, has a perfected security interest in all installment payments coming due thereunder, and (d) subject to the limited waiver set out in Section 11.2 below, that the Agent has a duly perfected first security interest in unearned premiums due to Policyholders from insurers and from the Insurance Guaranty Fund of such state. In the event that the Required Banks are satisfied with the evidence so provided, the Agent, the Required Banks and the Borrower (without the necessity of joinder of any other parties to this Loan Agreement) may amend EXHIBIT "A" hereto to add such state as an Eligible State.

         11.2 [Intentionally Deleted.]

         11.3 DELETION OF ELIGIBLE STATES. In the event that a Commissioner of any state or the agency or administrator of any state charged with responsibility for regulating insurance companies, insurance agents and/or premium finance companies shall (a) revoke the license of Borrower or any Related Person to sell insurance products or finance insurance premiums in that state or (b) initiate administrative or judicial proceedings which seek to revoke such license or to bar Borrower or any Related Person from selling insurance products or financing insurance premiums in that state, then such state shall immediately cease to be an Eligible State and the Receivables theretofore or thereafter generated therein shall cease to be Eligible Receivables.



                        [SEPARATE SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE PAGE
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:

                                       DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------



                                       GUARANTORS:

                                       DIRECT GENERAL CORPORATION, a Tennessee
                                       corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       an Arkansas corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       a Mississippi corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------



                           [SIGNATURE PAGE CONTINUED]

                                       DIRECT GENERAL INSURANCE AGENCY OF
                                       LOUISIANA, INC., a Louisiana corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT ADJUSTING COMPANY, INC.,
                                       a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT ADMINISTRATION, INC., a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       a Texas corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL CONSUMER PRODUCTS, INC.,
                                       a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------



                                       BANKS:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       HIBERNIA NATIONAL BANK

                                       By: /s/ Janet Olson Rack
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------



                           [SIGNATURE PAGE CONTINUED]

                               U.S. BANK NATIONAL ASSOCIATION

                               By: /s/ Russell S. Rogers
                                  ----------------------------------------------
                               Title: Vice President
                                     -------------------------------------------

                               REGIONS BANK

                               By: /s/ Sam Prudhomme
                                  ----------------------------------------------
                               Title: Assistant Vice President
                                     -------------------------------------------

                               CAROLINA FIRST BANK

                               By: /s/ Charles Chamberlin
                                  ----------------------------------------------
                               Title: Executive Vice President
                                     -------------------------------------------

                               BANK ONE, NA (Main Office - Chicago, Illinois)

                               By: /s/ Robert D. Bond
                                  ----------------------------------------------
                               Title: Vice President
                                     -------------------------------------------



                               AGENT:

                               FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                               By: /s/ Sam Jenkins
                                  ----------------------------------------------
                               Title: Senior Vice President
                                     -------------------------------------------

                                 FIRST AMENDMENT
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into as of the 31st day of March, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), for itself and as agent for the other Banks hereinafter named, HIBERNIA NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Hibernia"), U.S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U.S. Bank , N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U.S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), BANK ONE, NA (MAIN OFFICE - CHICAGO, ILLINOIS) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("Bank One") and REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions") (FTBNA, Hibernia, U.S. Bank, Carolina First, Bank One and Regions collectively, the "Banks," and individually, a "Bank");

                                Recitals of Fact

         Pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002 (the "Loan Agreement") among the Banks, the Borrower and the other parties named therein, the Banks agreed to make loans and advances to Borrower on a revolving credit basis in an aggregate amount not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), evidenced by individual revolving credit notes to each Bank for the respective Facility Commitments set out in the Loan Agreement, each with a termination date of June 30, 2004.

         The Borrower has now requested that Regions increase its Facility Commitment from a maximum principal amount of Fifteen Million Dollars ($15,000,000.00) to a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00) and that the total Commitment of the Banks be increased from a maximum aggregate principal amount of One Hundred Fifteen Million Dollars ($115,000,000.00) to a maximum aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00), and the Banks have agreed to these increases.

         The Borrower and the Banks now desire to modify certain terms of the Loan as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Borrower does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Borrower in the Loan Agreement, as amended hereby, in the Seventh Amended and Restated Security Agreement dated as of October 31, 2002, between Borrower and Agent (the "Security Agreement"), and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Borrower, as set forth in the Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

                  (d) The Borrower does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. The definition of "DGC Loan Agreement," as set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "DGC Loan Agreement" means that certain Third Amended and Restated Loan Agreement dated as of October 31, 2002, among the DGC Banks, DGC and the Borrower, as previously amended and as the same may be amended, modified, extended and/or restated from time to time.

         4. The definition of "Eighth Amended and Restated Guaranty Agreement," as set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Ninth Amended and Restated Guaranty Agreement" shall mean the guaranty agreement executed by each of the Guarantors, dated as of March 31, 2003, guaranteeing the payment of indebtednesses of Borrower to the Banks not to exceed One Hundred Twenty-Five Million Dollars ($125,000,000.00), plus interest and costs of collection.

All references in the Loan Agreement to the Eighth Amended and Restated Guaranty Agreement shall, except as the context may otherwise require, be deemed to constitute references to the Ninth Amended and Restated Guaranty Agreement.

         5. The definition of "Seventh Amended and Restated Pledge and Security Agreement," as set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Seventh Amended and Restated Pledge and Security Agreement" means the Seventh Amended and Restated Pledge and Security Agreement of even date herewith, as amended by that First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003, and as the same may be further modified or amended, pursuant to which DGC has granted to Agent for the benefit of the Banks a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers, as security for its obligations under the Ninth Amended and Restated Guaranty Agreement.

         6. The definition of "Seventh Amended and Restated Security Agreement," as set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Seventh Amended and Restated Security Agreement" means the Seventh Amended and Restated Security Agreement of even date herewith, as amended by that First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, and as the same may be further modified or amended, pursuant to which Borrower has assigned and pledged Receivables and other contractual rights to the Agent for the benefit of the Banks.

         7. The first paragraph of Section 2.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  2.1 THE COMMITMENT. Subject to the terms and conditions herein set out, the Banks severally agree and commit to make loan Advances to the Borrower from time to time, from the Effective Date until the Loan Termination Date, ratably in proportion to their respective Facility Commitments and in such amount that, the aggregate principal amount of the Loan at any one time outstanding shall not exceed the lesser of (i) One Hundred Twenty-Five Million Dollars ($125,000,000.00) or (ii) the Borrowing Base. On the Effective Date the Banks will make adjustments among themselves so that the outstanding principal balances of the Loan indebtedness shall be held by them in proportion to their respective Facility Commitments.

         8. The references to the Sixth Amended and Restated Security Agreement and the Sixth Amended and Restated Pledge and Security Agreement contained in
Section 2.5 of the Loan Agreement shall be deemed to constitute references to the Seventh Amended and Restated Security Agreement and the Seventh Amended and Restated Pledge and Security Agreement, respectively.

         9. The Facility Commitment of Regions shown on Exhibit "B" to the Loan Agreement is hereby changed to $25,000,000.00, and the Total is hereby changed to $125,000,000.

         10. The line that reads "LESS LOAN OUTSTANDING (not to exceed $115,000,000.00)" on the Borrowing Base Certificate attached as Exhibit "E" to the Loan Agreement is hereby changed to read "LESS LOAN OUTSTANDING (not to exceed $125,000,000.00)."

         11. All terms and provisions of the Loan Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Loan Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         12. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Loan Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby.


                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
          FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:

                                       DIRECT GENERAL FINANCIAL SERVICES,
                                       INC., a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------


                                       GUARANTORS:

                                       DIRECT GENERAL CORPORATION, a
                                       Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       an Arkansas corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       a Mississippi corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------


                           [SIGNATURE PAGE CONTINUED]

                                       DIRECT GENERAL INSURANCE AGENCY OF
                                       LOUISIANA, INC., a Louisiana corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT ADJUSTING COMPANY, INC., a
                                       Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT ADMINISTRATION, INC., a
                                       Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL INSURANCE AGENCY, INC.,
                                       a Texas corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------

                                       DIRECT GENERAL CONSUMER PRODUCTS, INC.,
                                       a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------



                           [SIGNATURE PAGE CONTINUED]

                                       BANKS:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       HIBERNIA NATIONAL BANK

                                       By: /s/ Janet Olson Rack
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Russell S. Rogers
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       CAROLINA FIRST BANK

                                       By: /s/ Charles Chamberlin
                                           -------------------------------------
                                       Title: Executive Vice President
                                              ----------------------------------

                                       BANK ONE, NA
                                       (MAIN OFFICE - CHICAGO, ILLINOIS)

                                       By: /s/ Robert D. Bond
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       REGIONS BANK

                                       By: /s/ Sam Prudhomme
                                           -------------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------

                                       AGENT:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                SECOND AMENDMENT
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

         THIS SECOND AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into as of the 28th day of May, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), for itself and as agent for the other Banks hereinafter named, HIBERNIA NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Hibernia"), U. S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U. S. Bank , N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U. S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), BANK ONE, NA (Main Office - Chicago, Illinois) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("Bank One"), REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions"), and NATIONAL CITY BANK OF KENTUCKY, a national banking association with offices located at 101 S. Fifth Street, 37th Floor, Louisville, Kentucky 40202 ("National City Bank") (FTBNA, Hibernia, U. S. Bank, Carolina First, Bank One and Regions collectively, the "Original Banks") (the Original Banks and National City Bank collectively the "Banks," and each individually, a "Bank");

                                Recitals of Fact

         Pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002 (the "Original Loan Agreement") among the Original Banks, the Borrower and the other parties named therein, the Original Banks agreed to make loans and advances to Borrower on a revolving credit basis in an aggregate amount not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), evidenced by individual revolving credit notes to each Bank for the respective Facility Commitments set out in the Original Loan Agreement, each with a termination date of June 30, 2004.

         Pursuant to that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003 (the "First Amendment" and the Original Loan Agreement and the First Amendment are hereby collectively referred to as the "Loan Agreement") among the Original Banks, the Borrower and the other parties named therein, the Facility Commitment for Regions was increased to a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00) and the total Commitment of the Original Banks was increased to a maximum aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00).

         The Borrower has now requested that Carolina First increase its Facility Commitment from a maximum principal amount of Five Million Dollars ($5,000,000.00) to a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); Bank One increase its Facility Commitment from a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00) to a maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00); National City Bank be added as a Bank with a Facility Commitment of a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); and that the total Commitment of the Banks be increased to a maximum aggregate principal amount of One Hundred Sixty Million Dollars ($160,000,000.00), and the Banks have agreed to these requests.

         The Borrower and the Banks now desire to modify certain terms of the Loan as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Borrower does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Borrower in the Loan Agreement, as amended hereby, in the Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as amended, between Borrower and Agent (the "Security Agreement"), and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Borrower, as set forth in the Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

                  (d) The Borrower does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. National City Bank is hereby added as a Bank under the Loan Agreement and shall have a Facility Commitment of Fifteen Million Dollars ($15,000,000.00).

         4. The definition of "Banks," as set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Banks" means, collectively, FTBNA (acting for itself and not as Agent), Hibernia, U.S. Bank, Regions, Carolina First, National City Bank and Bank One, and any successor or assignee which at any time is a holder of a Note.

         5. The following definition of "National City Bank Note" is hereby added to Section 1.1 of the Loan Agreement:

                  "National City Bank Note" means the promissory note executed by the Borrower to National City Bank which evidences National City Bank's Facility Commitment, substantially in the form attached hereto as Exhibit "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to National City Bank under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

         6. The definition of "Notes," as set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Notes" means the FTBNA Note, the Hibernia Note, the U. S. Bank Note, the Regions Note, the Carolina First Note, the National City Bank Note and the Bank One Note.

         7. The definition of "Ninth Amended and Restated Guaranty Agreement," in Section 1.1 of the Loan Agreement, as set forth in the First Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Tenth Amended and Restated Guaranty Agreement" shall mean the guaranty agreement executed by each of the Guarantors, dated as of May 28, 2003, guaranteeing the payment of indebtednesses of Borrower to the Banks not to exceed One Hundred Sixty Million Dollars
         ($160,000,000.00), plus interest and costs of collection.

All references in the Loan Agreement to the Eighth Amended and Restated Guaranty Agreement or the Ninth Amended and Restated Guaranty Agreement shall, except as the context may otherwise require, be deemed to constitute references to the Tenth Amended and Restated Guaranty Agreement

         8. The definition of "Seventh Amended and Restated Pledge and Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the First Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Seventh Amended and Restated Pledge and Security Agreement" means the Seventh Amended and Restated Pledge and Security Agreement of even date herewith, as amended by that First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003, and as the same may be further modified or amended, pursuant to which DGC has granted to Agent for the benefit of the Banks a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers, as security for its obligations under the Ninth Amended and Restated Guaranty Agreement.

         9. The definition of "Seventh Amended and Restated Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the First Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Seventh Amended and Restated Security Agreement" means the Seventh Amended and Restated Security Agreement of even date herewith, as amended by that First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, and as the same may be further modified or amended, pursuant to which Borrower has assigned and pledged Receivables and other contractual rights to the Agent for the benefit of the Banks.

         10. The first paragraph of Section 2.1 of the Loan Agreement, as set forth in the First Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  2.1 The Commitment. Subject to the terms and conditions herein set out, the Banks severally agree and commit to make loan Advances to the Borrower from time to time, from the Effective Date until the Loan Termination Date, ratably in proportion to their respective Facility Commitments and in such amount that, the aggregate principal amount of the Loan at any one time outstanding shall not exceed the lesser of (i) One Hundred Sixty Million Dollars ($160,000,000.00) or (ii) the Borrowing Base. On the Effective Date the Banks will make adjustments among themselves so that the outstanding principal balances of the Loan indebtedness shall be held by them in proportion to their respective Facility Commitments.

         11. Exhibit "B" to the Loan Agreement is hereby deleted and the schedule attached hereto marked Revised Exhibit "B" shall be inserted in lieu thereof.

         12. Exhibit "E" to the Loan Agreement is hereby deleted and the schedule attached hereto marked Revised Exhibit "E" shall be inserted in lieu thereof.

         13. All terms and provisions of the Loan Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Loan Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         14. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Loan Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
         SECOND AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

================================================================================

         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                             BORROWER:

                                             DIRECT GENERAL FINANCIAL SERVICES,
                                             INC., a Tennessee corporation

                                             By: /s/ Barry D. Elkins
                                                 ------------------------------
                                             Title: SVP/CFO
                                                    ---------------------------



                                             GUARANTORS:

                                             DIRECT GENERAL CORPORATION, a
                                             Tennessee corporation

                                             By: /s/ Barry D. Elkins
                                                 ------------------------------
                                             Title: SVP/CFO
                                                    ---------------------------

                                             DIRECT GENERAL INSURANCE AGENCY,
                                             INC., a Tennessee corporation

                                             By: /s/ Barry D. Elkins
                                                 ------------------------------
                                             Title: SVP/CFO
                                                    ---------------------------

                                             DIRECT GENERAL INSURANCE AGENCY,
                                             INC., an Arkansas corporation

                                             By: /s/ Barry D. Elkins
                                                 ------------------------------
                                             Title: SVP/CFO
                                                    ---------------------------

                                             DIRECT GENERAL INSURANCE AGENCY,
                                             INC., a Mississippi corporation

                                             By: /s/ Barry D. Elkins
                                                 ------------------------------
                                             Title: SVP/CFO
                                                    ---------------------------

                           [SIGNATURE PAGE CONTINUED]

                                     DIRECT GENERAL INSURANCE AGENCY
                                     OF LOUISIANA, INC., a Louisiana corporation

                                     By: /s/ Barry D. Elkins
                                         --------------------------------------
                                     Title: SVP/CFO
                                            -----------------------------------

                                     DIRECT GENERAL AGENCY OF
                                     KENTUCKY, INC., a Kentucky corporation

                                     By: /s/ Barry D. Elkins
                                         --------------------------------------
                                     Title: SVP/CFO
                                            -----------------------------------

                                     DIRECT ADJUSTING COMPANY, INC., a
                                     Tennessee corporation

                                     By: /s/ Barry D. Elkins
                                         --------------------------------------
                                     Title: SVP/CFO
                                            -----------------------------------

                                     DIRECT ADMINISTRATION, INC., a
                                     Tennessee corporation

                                     By: /s/ Barry D. Elkins
                                         --------------------------------------
                                     Title: SVP/CFO
                                            -----------------------------------

                                     DIRECT GENERAL INSURANCE AGENCY,
                                     INC., a Texas corporation

                                     By: /s/ Barry D. Elkins
                                         --------------------------------------
                                     Title: SVP/CFO
                                            -----------------------------------

                                     DIRECT GENERAL CONSUMER
                                     PRODUCTS, INC., a Tennessee corporation

                                     By: /s/ Barry D. Elkins
                                         --------------------------------------
                                     Title: SVP/CFO
                                            -----------------------------------

                           [SIGNATURE PAGE CONTINUED]

                                               BANKS:

                                               FIRST TENNESSEE BANK NATIONAL
                                               ASSOCIATION

                                               By: /s/ Sam Jenkins
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------

                                               HIBERNIA NATIONAL BANK

                                               By: /s/ Janet Olson Rack
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------

                                               U. S. BANK NATIONAL ASSOCIATION

                                               By: /s/ Russell S. Rogers
                                                   ----------------------------
                                               Title: Vice President
                                                      -------------------------

                                               CAROLINA FIRST BANK

                                               By: /s/ Charles Chamberlin
                                                   ----------------------------
                                               Title: Executive Vice President
                                                      -------------------------

                                               BANK ONE, NA
                                               (Main Office - Chicago, Illinois)

                                               By: /s/ Robert D. Bond
                                                   ----------------------------
                                               Title: Vice President
                                                      -------------------------

                                               REGIONS BANK

                                               By: /s/ Sam Prudhomme
                                                   ----------------------------
                                               Title: Assistant Vice President
                                                      -------------------------

                                               NATIONAL CITY BANK OF KENTUCKY

                                               By: /s/ Kevin C. Anderson
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------



                                               AGENT:

                                               FIRST TENNESSEE BANK NATIONAL
                                               ASSOCIATION

                                               By: /s/ Sam Jenkins
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------